Certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential. **Exhibit 2.1**

ACQUISITION AGREEMENT

This ACQUISITION AGREEMENT (this "Agreement"), dated December 20, 2019 (the "Effective Date"), is by and among BLC Management Company, LLC a Nevada limited liability company ("Purchaser") and Planet 13 Holdings, Inc., a corporation organized under the Canada Business Corporations Act ("Parent" and together with Purchaser, collectively, the "Planet Parties"), and Kyle Desmet ("Desmet"), Newtonian Principles Inc., a Delaware corporation ("Newtonian"), Warner Management Group, LLC, a New York limited liability company ("Warner") and Sarah Sibia ("Sibia" and together with Desmet, Newtonian and Warner the "Transferors").

RECITALS

A. Sibia owns 51,000 shares and Desmet 49,000 shares of the capital stock, $0.0001 par value per share, of Newtonian consisting of all of the issued and outstanding shares of capital stock of Newtonian (the "Shares");

B. Warner leases Units A, B, E, F, F, F-2 (also known as F-1), G, H, K, L and M located in the commercial industrial/business park complex at 3400 W. Warner Ave., Santa Ana, California, 92704 (collectively the "Premises") pursuant to the terms of a lease dated May 1, 2018 between Grove and Warner, as subsequently amended (the "Lease");

C. Newtonian has been issued a temporary Adult-use Cannabis retailer license identified as C10-18-0000248-TEMP, which was converted to a provisional Adult-use Cannabis retailer license identified as C10-0000451-LIC (collectively, the "Privileged License") by the State of California Bureau of Cannabis Control ("Bureau") with respect to Units F-2 and G of the Premises permitting Newtonian to sell recreational Cannabis to Adults, subject to acquiring a Regulatory Safety Permit with respect to the Premises, or portion thereof, from the City of Santa Ana, California (the "Regulatory Safety Permit"), and satisfying all conditions related thereto;

D. Newtonian has entered into a sublease of the Premises, or portion thereof, to buildout, develop and operate an adult recreational Cannabis dispensary location at the Premises, or portion thereof (the "Business");

E. Purchaser is a wholly owned subsidiary of Parent;

F. Warner desires to sell the Lease and the other tangible assets of Warner to Purchaser (the "Asset Sale"), and Desmet and Sibia desire to exchange the Shares for Parent Restricted Stock (the "Share Exchange"), and the Planet Parties wish to purchase the Warner assets in the Asset Sale and to effectuate the Share Exchange t; and

G. Subject to the terms and conditions of the Lease, the Parties desire that Warner apply for necessary permits and approvals to commence and complete construction of the minimal necessary improvements to the Premises, or portion thereof, under the supervision of, and at the cost and expense of, the Planet Parties, in advance of the Closing such that the necessary Regulatory Safety Permit, certificate of occupancy, and business license may be issued to Newtonian.

H. Close of the Transaction shall occur as such time as the Planet Parties have received: (i) a Privileged License issued by the Bureau for the operation of a cannabis dispensary at the Premises, and (ii) a certificate of occupancy, Regulatory Safety Permit, and business license in respect of the Premises from the City of Santa Ana.

, NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Definitions; Recitals.

(a) Definitions. For all purposes, capitalized terms in this Agreement shall have the respective meanings set forth below in this Agreement in Schedule 1 to this Agreement.

(b) Recitals. The Recitals are hereby incorporated herein by this reference.

2. Consideration, Purchase, Share Exchange; Allocations.

(a) Aggregate Consideration. The consideration will be Ten Million U.S. Dollars ($10,000,000.00) plus the cancellation of the Buildout Loan (the "Consideration"), plus or minus, as applicable, the Adjustment Amount, and shall be payable as follows:

(i) Six Million U.S. Dollars ($6,000,000.00) cash plus or minus, as applicable, the Adjustment Amount (the "Cash Consideration");

(ii) 2,039,808 shares of Parent Class A common stock having a value of Four Million U.S. Dollars ($4,000,000) as of the June 6, 2019, which shares shall be subject to subject to a Lock Up Agreement in the form attached hereto as Exhibit B and incorporated herein by this reference (the "Restricted Stock"); and

(iii) Cancellation of the Buildout Loan.

(b) Allocation of Consideration. The Parties agree that the total consideration for the Assets Sale shall consist of the Cash Consideration together with the assumption of the then current balance of the Buildout Loan. The Cash Consideration shall be allocated to the Lease and the Buildout Loan shall be allocated to the Improvements and the amounts paid under the Lease.

(c) Purchase and Share Exchange. On the Closing Date, subject to and upon the terms and conditions of this Agreement, Warner shall assign, sell, transfer and convey the Lease to Purchaser by delivery of Assignment and Assumption of Lease and shall convey the Improvements to Purchaser by a Bill of Sale. On the Closing Date, Sibia shall exchange 51,000 Shares for 1,040,302 shares of the Restricted Stock and Desmet shall exchange 49,000 of the Shares for 999,506 shares of the Restricted Stock. The Parties intend that the Share Exchange be treated as a stock-for-stock exchange qualifying as a reorganization described in Code Sections 368(a)(1)(B). The Parties acknowledge that the Asset Sale will be an acquisition of the assets of Warner for tax purposes.

(d) Resignations. If the Bureau shall have received a notification of change of ownership of the Privileged License and, at the election of the Planet Parties, Desmet is to continue to be involved, the directors of Newtonian shall consist of Desmet and two persons appointed by Parent. If Planet Parties make such election to have Desmet continue to serve as a director of Newtonian, Desmet shall serve as a director of Newtonian as the discretion of Parent and may be removed, with or without cause, at any time.

(e) Deposit, Expense Reimbursement. Upon execution of this Agreement by the Parties, the Purchaser shall deposit with Escrow Holder: an earnest money deposit (the "Deposit") in the amount of Two Hundred Thousand U.S. Dollars ($200,000.00). The Deposit shall be held

in escrow subject to the terms of this Agreement. In addition, upon receipt by Newtonian of the Regulatory Safety Permit for the Phase I Improvements, the Planet Parties shall deposit the Cash Consideration in an escrow pursuant to an escrow Agreement to be agreed upon by the Parties (the "Cash Consideration Escrow"). In the event that Planet Parties provide Transferors with written Notice terminating this Agreement: (i) prior to the expiration of the Due Diligence Period; (ii) as provided under Section 9(a), 10(e) or 10(i), or (iii) pursuant to a Transferors' Event of Default in accordance with Section 15, and provided Planet Parties have performed all of Planet Parties' obligations under this Agreement required to be performed at or prior to the time of Transferors' Event of Default, the Deposit and the Cash Consideration Escrow funds shall be fully refundable to Planet Parties within one (1) Business Day of such written Notice, less any Transferor Expense Reimbursement previously paid. At the Closing, the Deposit and the Cash Consideration Escrow Funds shall be released to the Transferors and applied to the Cash Consideration. Transferors may submit for reimbursement of reasonable transactional costs in connection with the Transaction arising after April 26, 2019 for release by the Escrow Holder. Release of funds to Transferor related to Transferor's requests for reimbursement shall (i) be subject to Purchaser's approval at the sole and reasonable discretion of the Purchaser, (ii) be made in writing to the Purchaser, (iii) be related to the Transaction, and (iv) be accompanied by substantiating documentation verifying the amount of the reimbursement requested ("Transferor Expense Reimbursement"). Purchaser agrees that it shall review the request for reimbursement in good-faith and not unreasonably withhold or delay its response to Transferor's request for reimbursement. All such Transferor Expense Reimbursements shall reduce the amount of the Deposit, and shall be a credit against the Cash Consideration. Notwithstanding the foregoing, all references to "Deposit" herein shall mean the Deposit as reduced by the Transferor Expense Reimbursement.

(f) Closing. On or before 5:00 p.m., Pacific Time, on the Closing Date, Planet Parties shall wire transfer to accounts designated by Warner the Cash Consideration, in immediately available U.S. funds, plus or minus any net Adjustment Amount provided for herein, shall deliver to Desmet and Sibia, evidence of registration of the Restricted Stock in the Direct Registration book entry system maintained for the Parent's shares, subject to the legends described in the Lock Up Agreement and this Agreement, and shall deliver, execute or otherwise provide all materials and documentation to effectively transfer ownership of the Restricted Stock to Desmet and Sibia in the number of shares and allocation provided in Section 2 of this Agreement with good and marketable title to the Restricted Stock, free and clear of all Encumbrances and convey, free and clear of all claims, any and all rights and benefits incident to the ownership of such Restricted Stock. On or before 5:00 p.m., Pacific Time, on the Closing Date, the transfer of the Shares and the Acquired Assets as contemplated herein will (i) pass good and marketable title to the Shares and the Acquired Assets, free and clear of all Encumbrances except for any Permitted Encumbrances and terms of Lock Up Agreement and (ii) convey, free and clear of all claims, any and all rights and benefits incident to the ownership of such Shares and the Acquired Assets.

3. Acquired Assets and Excluded Assets.

(a) Acquired Assets. Subject to the terms and conditions contained in this Agreement and the Lease, at the Closing, Newtonian or Warner shall possess all right, title and interest in and to all of the following assets required for use in the Business free and clear of all Encumbrances other than Permitted Encumbrances: (collectively, the "Acquired Assets"):

(i) the Lease;

(ii) all improvements located at the Premises set forth in Schedule 3(a)(ii) attached hereto together with such additional improvements constructed by Warner prior to the Closing Date, (collectively, the "Improvements");

(iii) all furniture, furnishings, fixtures, equipment, computers, and non-consumable items used in the operation of the Business and set forth in Schedule 3(a)(iii) attached hereto;

(iv) operating inventories and supplies consisting of the Cannabis and the Cannabis Products, if any if the Business is then in operation (collectively, the "Operating Supplies");

(v) all non-personal telephone numbers, facsimile numbers, email addresses, websites, or other communication assets of the Business;

(vi) all plans, specifications, drawings, engineering reports, surveys, and records paid for by and in the possession of Transferors with respect to the Lease, the Premises, the Improvements, and the Operating Supplies;

(vii) such other Approved Contracts; and

(viii) all intangible personal property owned by Newtonian and used exclusively in connection with the operation of the Business, including, software, and accessories (collectively, the "Intangible Property").

(b) Excluded Assets. Other than the Acquired Assets set forth in Section 3(a), Planet Parties expressly understand and agree that they are not acquiring, and Transferors are not selling or assigning, any of the following assets or properties of the Transferors (the "Excluded Assets"):

(i) all data, files and other materials located on any storage device (including personal computers, mobile devices, and servers) located at the Business that: (A) is not a part of the Acquired Assets; (B) is not used or held exclusively for use in connection with the Business; or (C) comprises a portion of any Excluded Asset or Excluded Liability;

(ii) all rights that accrue or will accrue to Transferors under the Transaction Documents; and

(iii) the assets, properties, and rights set forth on Schedule 3(b)(iii) ("Excluded Personal Property").

4. Assumed Liabilities and Excluded Liabilities.

(a) Assumed Liabilities. Subject to the terms and conditions set forth herein, as of the Closing, Purchaser shall assume, satisfy, pay, perform, discharge, and be solely responsible for all liabilities and obligations of Newtonian, except for the Excluded Liabilities, and shall assume the Buildout Loan (collectively, the "Assumed Liabilities").

(b) Excluded Liabilities. Planet Parties shall not assume and shall not be responsible to pay, perform or discharge any of the following liabilities or obligations of Transferors (collectively, the "Excluded Liabilities").

(i) any liabilities or obligations arising out of or relating to Transferors' ownership or operation of the Business and the Acquired Assets prior to the Closing Date, including without limitation, Taxes, but excluding the Buildout Loan;

(ii) any liabilities or obligations relating to or arising out of the Excluded Assets;

(iii) any liabilities or obligations of Transferors relating to or arising out of: (A) the employment, or termination of employment, of any employee prior to the Closing; (B) workers' compensation claims of any employee that relate to events occurring prior to the Closing Date; or (C) the Cruzado Agreement or the claim by Ali Kazempour related to an alleged "finder's fee"; and

(iv) any liabilities or obligations for: Taxes relating to the Business, the Acquired Assets, or the Assumed Liabilities for any taxable period ending prior to the Closing Date.

(c) Contracts. At Closing, the Purchaser shall assume all Contracts to the extent the Approved Contracts are assignable. Prior to expiration of the Due Diligence Period, Purchaser shall deliver written notice to Transferors of those Contracts which the Planet Parties, in their sole and absolute discretion, elects to approve and not terminate (the "Approved Contracts"). Any Contract which the Planet Parties fail to elect to assume in writing by notice to Transferors prior to expiration of the Due Diligence Period is referred to as a "Rejected Contract". Transferors shall use commercially reasonable efforts to cause the Rejected Contracts to be terminated. All costs and expenses incurred in terminating the Rejected Contracts shall be paid by the Transferors, or, if applicable, prorated based upon the Closing Date. The payment obligations under the Approved Contracts shall be prorated between Purchaser and Transferors as of the Closing Date in accordance with Section 14(a) below.

5. Representations and Warranties of the Planet Parties. Each Planet Party hereby represents and warrants to Transferors, that the statements contained in this Section 5 are true and correct as of the Effective Date and shall be true and correct as of the Closing:

(a) Organization and Authority of Planet Party; Enforceability. Each Planet Party is an organization duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each Planet Party has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the Transaction. The execution, delivery and performance by Planet Parties of this Agreement and the documents to be delivered hereunder and the consummation of the Transaction have been duly authorized by all requisite corporate action on the part of Planet Parties. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Planet Parties, and (assuming due authorization, execution and delivery by Transferors) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Planet Parties enforceable against Planet Parties in accordance with their respective terms.

(b) No Conflicts; Consents; Compliance with Laws.

(i) The execution, delivery and performance by Planet Parties of this Agreement and the other Transaction Documents to which they are a Party, and the consummation of the Transaction and thereby, do not and will not: (A) result in a violation or

breach of any provision of the Constituent Documents of the applicable Planet Party; (B) require the consent, or other action by any Person under, conflict with, result in a violation or breach of, constitute a default under or result in the acceleration of any agreement to which a Planet Party is a party, or (C) subject to the approvals, filings and other matters referred to in Section 5(b)(ii), result in a violation or breach of any provision of any Law, order, or approval applicable to a Planet Party.

(ii) No approval, order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect of a Planet Party in connection with the execution and delivery of this Agreement or any of the other Transaction Documents and the consummation of the Transaction and thereby, except for: (A) approvals required under applicable Cannabis Laws; or (B) filing required by Parent under applicable securities Laws.

(c) Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transaction or any other Transaction Document based upon arrangements made by or on behalf of Planet Parties.

(d) Legal Proceedings. There are no actions, suits, claims, investigations or other legal proceedings pending or, to Planet Parties' knowledge, threatened against or by Planet Parties or any Affiliate of Planet Parties that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement or materially and adversely affect any Planet Party following the Closing.

(e) Regulatory Matters. No director, manager, officer or service provider of Planet Parties or its subsidiaries has made any untrue statement of a material fact or a fraudulent statement to any Governmental Authority, failed to disclose any material fact required to be disclosed to any Governmental Authority, or committed an act or crime, made a statement or failed to make a statement that, at the time such act, statement or omission was made, could reasonably be expected to provide a basis for any Governmental Authority to invoke its policies regarding such matters or could reasonably be expected to provide a basis for denial of Planet Parties' succession to the Regulatory Safety Permit or for denial of Planet Parties ability to apply for, or obtain, a new Adult-use Cannabis retailer license in California at the Premises, which may be provisional in nature (the "Annual License") or obtain the Privileged License.

(f) Sufficiency of Consideration. The Planet Parties have, and will continue to have until the final payment at Closing is paid, sufficient cash on hand or other sources of immediately available funds to enable it to make the payment to the applicable Transferor of Cash Consideration and the Deposit payment and consummate the transactions contemplated by this Agreement. The Planet Parties have, and will continue to have until the final payment at Closing is paid, sufficient Restricted Stock to enable it to make the payment of the Restricted Stock set forth in Section 2(a)(ii) and consummate the Transaction.

6. Representations and Warranties of the Transferors. Each of Sibia, Desmet, Newtonian and Warner jointly and severally represent and warrant to the Planet Parties that the statements contained in this Section 6 are true and correct as of the Effective Date and shall be true and correct as of the Closing:

(a) Organization and Authority of Transferors; Enforceability. Warner is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York, and is qualified to do business in the State of California. Newtonian is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in the State of California. Sibia and Desmet are

individuals with residence in the State of California. Each Transferor has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the Transaction. The execution, delivery and performance by Transferors of this Agreement and the documents to be delivered hereunder and the consummation of the Transaction have been duly authorized by all requisite action on the part of Transferors. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Transferors, and (assuming due authorization, execution and delivery by Planet Parties, Grove, and Governmental Authorities, if applicable) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Transferors, enforceable against Transferors in accordance with their respective terms.

(b) No Conflicts; Consents.

(i) The execution, delivery and performance by Transferors of this Agreement and the other Transaction Documents to which each is a Party, and the consummation of the Transaction, do not and will not: (A) result in a violation or breach of any provision of the articles the Constituent Documents of Warner or Newtonian (B) except as set forth on Schedule 6(b)(i) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default under or result in the acceleration of any Contract; or (C) subject to the approvals, filings, and other matters referred to in Section 6(b)(ii) conflict with or violate any Permit, judgment or Law (except federal law to the extent it is inconsistent with Cannabis Laws) applicable to Transferors or the Acquired Assets.

(ii) To the knowledge of Transferors, no approval, governmental order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Transferors in connection with the execution and delivery of this Agreement or any of the other Transaction Documents and the consummation of the Transaction and thereby, except for: (A) approvals required under applicable Cannabis Laws; and (B) approvals required under Chapter 40.

(c) Legal Proceedings. To the Knowledge of Transferors, except as set forth on Schedule 6(c), there are no actions, suits, claims, investigations or other legal proceedings pending or, to Transferors' Knowledge, threatened against Transferors relating to the Business, the Premises, the Acquired Assets, or the Assumed Liabilities.

(d) Taxes. Except as set forth on Schedule 6(d), Transferors have filed (taking into account any valid extensions) all material Tax returns with respect to the Business required to be filed by Transferors and has paid all Taxes shown thereon as owing. Transferors are not currently the beneficiary of any extension of time within which to file any material Tax return other than extensions of time to file Tax returns obtained in the Ordinary Course of Business. Sibia and Desmet are not "foreign persons" as that term is used in Treasury Regulations Section 1.1445-2. Newtonian has at all times been a C corporation for state and federal income tax purposes.

(e) Compliance With Laws and Orders. To the Knowledge of Transferors, Transferors is not in violation of or in default under any Law (except federal law to the extent it is inconsistent with Cannabis Laws) or order applicable to Transferors or any of the Acquired Assets.

(f) Licenses. Transferors are not in default (or with the giving of notice or lapse of time or both, would be in default) under any Licenses held, including without limitation, the Privileged License in any material respect.

(g) Tangible Personal Property. Warner and Newtonian are in possession of and have good title to, or has valid leasehold interests in or valid rights under the Contracts to use, all Tangible Personal Property individually or in the aggregate with other such property material to the Business. All such Tangible Personal Property is free and clear of all Encumbrances except for any Permitted Encumbrances and is in all material respects in good working order and condition, ordinary wear and tear excepted.

(h) Real Property.

(i) Transferors have rights of ingress and egress with respect to the Real Property and the Premises subject to the terms and conditions of the Lease and Security Device (as defined by the Lease). Neither the Premises nor the Improvements located on the Real Property, or the use thereof, contravenes or violates any building, administrative, occupational safety and health or other applicable Law (except federal law to the extent it is inconsistent with Cannabis Laws) in any material respect (whether or not permitted on the basis of prior nonconforming use, waiver or variance). Units F-2 and G of Premises are permitted and zoned so as to allow for the commencement of process as outlined by the City of Santa Ana to obtain a Regulatory Safety Permit pursuant Chapter 40 the Santa Ana City Code ("Chapter 40") and the Privileged License.

(ii) To the Knowledge of Transferors, except as set forth in Schedule 6(c), there are no condemnation or appropriation, environmental, zoning or other land use regulation proceedings pending or threatened against any of the Real Property, the Premises, or the Improvements located thereon, which would detrimentally affect the value of the Real Property, the Premises, the Improvements located thereon or the use and operation thereof to conduct commercial cannabis business pursuant to Chapter 40 and the Privileged License, nor are there any assessments (other than Taxes) affecting the Real Property, Lease or the Improvements located thereon.

(iii) To the Knowledge of Transferors, neither the Real Property nor the Improvements located thereon, or the use and operation thereof, contravenes or violates any building, zoning, subdivision, land use, administrative, occupational safety and health, environmental or other applicable Law (except federal law to the extent it is inconsistent with Cannabis Laws) in any material respect (whether or not permitted on the basis of prior nonconforming use, waiver or variance). Except as set forth in Schedule 6(c), Transferors have received no notice from any Government Authority advising Transferors of (x) a violation of any such Laws (whether now existing or which will exist with the passage of time) or (y) any action which must be taken to avoid a violation thereof.

(iv) To the Knowledge of Transferors, there are no material physical defects in the Premises, or the Improvements located thereon.

(v) The Lease of the Premises provides, subject to the terms and conditions therein, for the non-exclusive use by the lessee under the Lease of not less than 3 parking spaces per every 1,000 square feet of the Premises near the Premised as depicted on Exhibit C of the Lease (the "Dedicated Parking").

(i) Environmental Matters. To the Knowledge of Transferors, except as disclosed in Section 6(c):

(i) Warner is in compliance with all Licenses, if any, that are required under applicable Environmental Laws for Transferors to own and operate the Acquired Assets (the "Environmental Permits");

(ii) Warner and Newtonian are in compliance with applicable Environmental Laws (except federal law to the extent it is inconsistent with Cannabis Laws);

(iii) Transferors have not been notified by any Government Authority or third Person of any pending claim that Transferors may be a potentially responsible Person for environmental contamination or any Release of Hazardous Material arising under Environmental Laws (an "Environmental Claim");

(iv) Transferors have not entered into or agreed to any consent decree or order with respect to or affecting the Acquired Assets relating to compliance with any Environmental Law or to investigation or cleanup of Hazardous Material under any Environmental Law;

(vi) Except as disclosed in Section 6(i) of the Disclosure Schedule, to Transferors' knowledge, there are no aboveground or underground storage tanks located on, in or under any properties currently or formerly owned, operated or leased by Transferors in connection with the Business;

(vii) No Releases of Hazardous Material in excess of legally permissible quantities have occurred at, from, in, or on any of the Real Property, and no Hazardous Material in excess of legally permissible quantities is present in, on or about or is migrating from any such Real Property that could give rise to an Environmental Claim by a Government Authority or third Person against the Acquired Assets or Transferors; and

(viii) There have been no environmental investigations, studies, audits or tests with respect to Real Property in Transferors custody, possession or control that have not been available to Planet Parties upon request prior to execution of this Agreement.

(j) Title to the Equity Interests. Desmet and Sibia are the lawful owners of the Shares with good and marketable title thereto. Each of Desmet and Sibia has the absolute right to sell, assign, convey, transfer and deliver the Shares and any and all rights and benefits incident to the ownership thereof all of which rights and benefits are transferable to the Planet Parties pursuant to this Agreement, free and clear of all Encumbrances except for any Permitted Encumbrances.

(k) Brokers. Except as disclosed on Schedule 6(k), no broker, finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Transferors.

(l) Securities Matters.

(i) No Prior Holdings; Acquisition for Investment. None of the Transferors is the registered or beneficial holder of any securities of Parent. The Transferors acknowledge they will be acquiring the Restricted Stock issuable pursuant to this Agreement for investment for their own account and not as nominees or agents, and not with a view to the resale or distribution of any part thereof, and further represent that they have no present intention of selling, granting any participation in, or otherwise distributing the same. The Transferors further represent that they do not have any Contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Restricted Stock. The Transferors understand that any Restricted Stock issuable hereunder will not be registered under the Securities Act, on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof, and that Parent's reliance on such exemption is predicated on the Transferors' representation set forth herein, including the Transferors' completion and execution of the Questionnaire. The Transferors further understand that any Restricted Stock issuable hereunder will constitute a distribution of securities that is exempt from the prospectus requirement of applicable Canadian Securities Laws.

(ii) Investment Experience. Each Transferor acknowledges that it can bear the economic risk of the investment, and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Restricted Stock. Each Transferor is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act (as amended by Section 413(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and agrees that it will not take any action that could negatively impact the availability of the exemption from registration provided by Section 4(a)(2) of the Securities Act with respect to the sale and the issuance of securities hereunder.

(iii) Information. The Transferors have carefully reviewed such information as they have deemed necessary with respect to the Restricted Stock. To the Transferors' full satisfaction, each Transferor has been furnished all materials requested by such Transferor relating to Parent, and the issuance of Restricted Stock hereunder, and each Transferor has been afforded the opportunity to ask questions of representatives of Parent, to obtain any information necessary to verify the accuracy of any representations or information made or given to such Transferor.

(iv) Restricted Securities. The Transferors understand that the Restricted Stock issuable pursuant to this Agreement may not be sold, transferred, or otherwise disposed of without registration under the Securities Act and applicable state and federal securities laws or an exemption therefrom, and that in the absence of an effective registration statement covering the Restricted Stock or any available exemption from registration under the Securities Act and applicable state and federal securities laws, the Restricted Stock must be held indefinitely. Without limitation of the foregoing, the Restricted Stock may be resold under applicable Canadian Securities Laws in each Province and Territory of Canada, provided: (i) the trade is not a "control distribution" as defined in National Instrument 45-102 – *Resale of Securities*; (ii) no unusual effort is made to prepare the market or create a demand for the Restricted Stock; (iii) no extraordinary commission or consideration is paid in respect of such trade; and (iv) if the selling securityholder is an "insider" or "officer" of Parent (as such terms are defined by applicable Canadian Securities Laws), the insider or officer has no reasonable grounds to believe that Parent is in default of applicable Canadian Securities Laws. Unless registered under the Securities Act and applicable state securities laws, the certificates representing the Restricted Stock shall bear a legend in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO OR FOR THE BENEFIT OF ANY NATIONAL, CITIZEN OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES, EXCEPT: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH (1) RULE 144 OR (2) RULE 144A UNDER THE SECURITIES ACT AND WITH APPLICABLE STATE SECURITIES LAWS, (D) IN CONNECTION WITH ANOTHER EXEMPTION UNDER THE SECURITIES ACT, OR (E) WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER, UPON THE ISSUER RECEIVING, IN THE CASE OF CLAUSES (C)(1) AND (D) ABOVE, AN OPINION OF COUNSEL FOR THE HOLDER, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Notwithstanding the foregoing, (i) at any time Parent or its successor company is a "foreign issuer", as defined in Rule 902(e) of Regulation S of the Securities Act, if such securities are being sold in accordance with the requirements of Rule 904 of Regulation S of the Securities Act, as referred to above, and in compliance with local Laws and regulations, the legend may be removed by providing a declaration to the issuer's transfer agent for such securities, in the form as may be prescribed by Parent or its successor company from time to time, together with any other evidence, which may include an opinion of counsel of recognized standing reasonably satisfactory to Parent or its successor company to the effect that such legend is no longer required under applicable requirements of the Securities Act, required by Parent or its successor company or such transfer agent; and (ii) if any such securities are being sold pursuant to Rule 144 under the Securities Act, the legend may be removed by delivery to the registrar and transfer agent for such securities of an opinion of counsel of recognized standing reasonably satisfactory to Parent or its successor company to the effect that such legend is no longer required under applicable requirements of the Securities Act or applicable state securities laws.

The Transferors acknowledge that the Restricted Stock may be resold under applicable Canadian Securities Laws in each Province and Territory of Canada, provided: (i) the trade is not a "control distribution" as defined in National Instrument 45-102 – *Resale of Securities*; (ii) no unusual effort is made to prepare the market or create a demand for the Restricted Stock; (iii) no extraordinary commission or consideration is paid in respect of such trade; and (iv) if the selling securityholder is an "insider" or "officer" of Parent (as such terms are defined by applicable Canadian Securities Laws), the insider or officer has no reasonable grounds to believe that Parent is in default of applicable Canadian Securities Laws. The Transferors are acquiring the Restricted Stock as principal for their own account and not with a view toward, or for sale in connection with, any distribution thereof, or with any present intention of distributing or selling the Restricted Stock in any Province or Territory of Canada. Each Transferor is an "accredited investor" as defined in National Instrument 45-106 *Prospectus Exemptions* of the Canadian Securities Administrators and was not created or used solely to purchase or hold Restricted Stock

as an "accredited investor" and is able to bear the economic risk of an investment in the Restricted Stock.

The Transferors acknowledge that Parent may be required to file a report with the Canadian securities regulatory authorities containing personal information about the Transferors, including their full names, addresses and telephone numbers, the number and type of securities purchased, the total purchase price paid for the securities, the date of the closing and the exemption relied upon under applicable Canadian Securities Laws.

The Transferors acknowledge that the Restricted Stock will not be legended pursuant to Canadian Securities Laws and may be resold in each Province and Territory of Canada, subject to the Lock Up Agreement, provided: (i) the trade is not a "control distribution" as defined in National Instrument 45-102 – *Resale of Securities*; (ii) no unusual effort is made to prepare the market or create a demand for the Restricted Stock; (iii) no extraordinary commission or consideration is paid in respect of such trade; and (iv) if the selling securityholder is an "insider" or "officer" of Parent (as such terms are defined by applicable Canadian Securities Laws), the insider or officer has no reasonable grounds to believe that Parent is in default of applicable Canadian Securities Laws.

(v) Rule 144. The Transferors understand and acknowledge that (i) if Parent or any successor company is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, other than a Capital Pool Company (as such term is defined in the TSXV Corporate Finance Manual), Rule 144 under the Securities Act may not be available for resales of the Restricted Stock and (ii) Parent is not obligated to make Rule 144 under the Securities Act available for resales of such Restricted Stock.

(vi) No Registration Statement. The Transferors understand and acknowledge that Parent has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Restricted Stock in the United States.

(vii) Foreign Issuer. The Transferors understand and acknowledge that Parent or any successor company (i) is not obligated to remain a "foreign issuer" within the meaning of Rule 902(e) of Regulation S of the Securities Act, (ii) may not, at the time the Restricted Stock are resold by it or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause Parent or any successor company not to be a foreign issuer, and if Parent or any successor company is not a foreign issuer at the time of sale or transfer of the Restricted Stock pursuant to Rule 904 of Regulation S of the Securities Act, the certificates representing the Restricted Stock may continue to bear the legend described above.

7. "As Is" Sale. Except with respect to the representations and warranties of Transferors set forth in Section 6 of this Agreement (the "Express Representations") Planet Parties have not relied upon and will not rely upon, either directly or indirectly, any representation or warranty of Transferors or any agent of Transferors, and Planet Parties represent that they are relying solely on their own expertise and that of Planet Parties consultants in acquiring the Shares and the Acquired Assets and assuming the Assumed Liabilities. Subject to the terms and conditions herein, Planet Parties will conduct such inspections and investigations of the Acquired Assets and Assumed Liabilities as the Planet Parties deem necessary, including, without limitation, the physical and environmental conditions thereof, and shall rely upon same. Except with respect to the Express Representations, the Planet Parties acknowledge and agree that upon Closing, Transferors shall sell, convey, and assign, as applicable, to Planet Parties and Planet Parties

shall accept and assume, as applicable, the Shares, Acquired Assets and Assumed Liabilities "as is, where is," with all faults.

Planet Parties further acknowledge and agree that the disclaimers set forth above are an integral part of this agreement and that Transferors would not have agreed to the Transaction without the disclaimers.

8. Real Property Inspections and Investigations.

(a) Due Diligence Period. Planet Parties and their agents, engineers, surveyors, appraisers, auditors, and other representatives (collectively, "Planet Parties' Agents") shall have from the Effective Date until December 31, 2019 (the "Due Diligence Period"), to make investigations or feasibility studies as permitted under this Section 8 with respect to the Business or any portion thereof. The Due Diligence Period shall expire at 5:00 p.m. Pacific Time on the December 31, 2019.

(b) Access. During the Due Diligence Period, Planet Parties and the Planet Parties' Agents, at Planet Parties' expense, subject to the terms and conditions of this Agreement, the Lease (if applicable), the rules and regulations of the Premises established by Grove, and the rights of tenants leasing space at the Real Property, and in compliance with all requirements of applicable Law, shall have the right, from time to time, upon the advance notice required pursuant to Section 8(d), to enter upon and pass through the Business during normal business hours to examine and visually inspect the same.

(c) Right to Inspect. In conducting any inspection of the Business or otherwise accessing the Real Property and the Premises, Planet Parties shall at all times comply with all Laws and regulations of all applicable Governmental Authorities. Notwithstanding anything of this Agreement to the contrary, Planet Parties shall not conduct any Phase II environmental investigation or other invasive or subsurface testing without the prior written consent of Grove, which consent may be withheld or conditioned in Grove's sole and absolute discretion.

(d) Coordination with Transferors. The Planet Parties shall schedule and coordinate all inspections of the Business or other access to the Real Property and the Premises with Transferors and shall give Transferors not less than forty-eight (48) hours' prior written Notice. Planet Parties shall coordinate with Transferors for all such entries and inspections, in order to avoid interference with the tenants at the Real Property and Grove's operations at the Real Property. Furthermore, Planet shall not contact or have any communications with any of the tenants of the Real Property without Grove's prior written consent. Transferors shall be entitled to have a representative present at all times during each such inspection or other access. Planet Parties agree to pay to Transferors promptly upon demand the cost of repairing and restoring any damages, which a Planet Party or Planet Parties' Agents shall cause to the Business. All inspection fees, appraisal fees, engineering fees and other costs and expenses of any kind incurred by Planet Parties or Planet Parties' Agents relating to such inspection and its other access shall be at the sole expense of Planet Parties.

(e) Return of Work Product. In the event that the Closing hereunder shall not occur for any reason whatsoever, Planet Parties shall promptly return to Transferors all Work Product and copies of all due diligence materials delivered by Transferors to Planet Parties and shall destroy all copies and abstracts thereof. The provisions of this Section 8(e) shall survive the Closing or any termination of this Agreement.

(f) Transferors Indemnification. Purchaser agrees to indemnify and hold Transferors and their disclosed or undisclosed, direct and indirect shareholders, officers, directors, trustees, partners, principals, members, employees, agents, affiliates, representatives, consultants, accountants, contractors and attorneys or other advisors, and any successors or assigns of the foregoing (collectively with Transferors, the "Transferor Related Parties") harmless from and against any and all Losses incurred by any Transferor Related Parties arising from or by reason of the Planet Parties and/or Planet Parties' Agents' access to, or inspection of the Premises, or any tests, inspections or other due diligence conducted by or on behalf of Purchaser, except to the extent such losses, costs, damages, liens, claims, liabilities or expenses are caused by an existing condition at the Business or are caused by the gross negligence or willful misconduct of any of the Transferor Related Parties. The provisions of this Section 8(f) shall survive the Closing or any termination of this Agreement.

(g) Entry Requirements. In connection with Planet Parties' exercise of their rights under this provision, Planet Parties shall: (i) cause all work to be performed with reasonable care; (ii) not create or permit its employees, agents, consultants or contractors to create any hazardous condition on the Real Property; (iii) repair any damage to the Real Property caused by Planet Parties (or its employees, agents, consultants or contractors); and (iv) procure (or have all work performed by contractors to maintain) general liability and property damage insurance (in an amount not less than Two Million and No/100s Dollars ($2,000,000.00) per occurrence combined single limit for bodily and personal injury and property damage), evidence of which shall be delivered to Transferors prior to Planet Parties' first entry. All such policies shall name the following parties as additional insureds: Grove, Warner and Newtonian.

9. Work of Improvement; Management; Privileged License Change of Ownership Notification.

(a) Not later than sixty (60) days after the Effective Date the Planet Parties shall provide Warner with plans and drawings for the construction of a Cannabis dispensary within the Premises together with a construction budget, consisting of two phases: an initial phase sufficient in size and scope to satisfy the Governmental Authorities in qualifying for the issuance of an Regulatory Safety Permit and an Annual License (the "Phase I Work of Improvement") and the completed build out of the Premises including a Planet 13 styled Cannabis dispensary (the "Phase II Work of Improvement" and with the Phase I Work of Improvement, the "Buildout"). Warner and Newtonian shall apply for necessary Entitlements Approvals for the Buildout, and obtain any necessary approvals from Grove pursuant to the terms of the Lease, and shall commence and complete construction of the minimal necessary Phase I Work of Improvement, under the supervision of, and at the cost and expense of, the Planet Parties, in advance of the Closing such that Newtonian may be awarded the Regulatory Safety Permit and Annual License. Warner shall engage a contractor selected by Planet Parties, and Warner and Grove shall cooperate in obtaining the Entitlement Approvals as required by the Chapter 40 Process. Warner shall enter into a construction management agreement with a Person selected by the Planet Parties to supervise the Buildout. All fees, costs and expenses associated with the Buildout, including all payments, costs and expenses incurred by Warner under the Lease, including without limitation, rent, with respect to the Premises, shall be advanced to Warner pursuant to a tenant improvement loan agreement between Parent and Warner and shall be secured by security agreement, including without limitation an assignment of the Lease as security (the "Buildout Loan"). If the Transaction Closes, the Buildout Loan will be an Assumed Liability and Planet Parties will indemnify, defend and hold Transferors harmless from and against any tax assessed against Transferors related to the Buildout Loan. If the Transaction does not Close for any reason the Buildout Loan shall convert to a four (4) year term loan.

(b) At its sole cost and expense, Planet 13 shall prepare and submit an application for the grant of the Privilege License from the Bureau. Planet Parties may determine it is in their best interests to also prepare other applications to obtain Cannabis licenses for other uses (e.g. manufacturing, distribution, etc.). .

(c) Notwithstanding anything in this Agreement to the contrary, the Parties acknowledge that by entering into this Agreement a contractual relationship exists between Planet Parties and Newtonian which may require Newtonian to report or notify Governmental Authorities that Planet Parties has a relationship, in some form, with Newtonian. Therefore, the Parties shall cooperate to ensure that minimal reporting and/or notification to Governmental Authorities, if any, is required due to this Agreement and the Transaction, and if such reporting or notification is required, the Parties shall cooperate to ensure that such reporting or notification has minimal, if any, adverse impact on consummation of the Transaction. Further, failure of a condition precedent due to a Party's failure to report or notify the proper Governmental Authorities of this Agreement or Transaction, shall be deemed failure of such condition precedent through no fault of the Parties.

(d) Warner and Newtonian shall apply for necessary permits and approvals to commence and complete construction of Phase I Improvements, under the supervision of, and at the cost and expense of, the Planet Parties, in advance of the Closing such that the necessary Regulatory Safety Permit, certificate of occupancy, and business license may be issued to Newtonian, in order that Planet 13 may be awarded a approval by Santa Ana for the transfer or change of ownership of the Santa Ana entitlements and licenses, subject only to the Bureau's grant of the Privilege License to Planet 13.

(e) Notwithstanding anything in this Agreement to the contrary, if Newtonian has not received the Regulatory Safety Permit by February 15, 2020 or if Planet 13 has not submitted to the Bureau the application for the Privileged License or Annual License on or before January 31, 2020, or the application submitted by Planet 13 for the Annual License is denied, the Parties shall convene to discuss and negotiate terms and conditions of this Agreement with respect to (i) closing the Transaction by alternative means (if the Parties conclude that succession to the Privileged License does not seem viable), including but not limited to, instituting a stable Management Agreement or applying for an Annual License; and (ii) possibly modifying the financial terms of this Agreement based on delays, if any, of Transferors in obtaining the Regulatory Safety Permit or changing the ownership of the Privileged License.

10. Covenants.

(a) Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Planet Parties (which consent shall not be unreasonably withheld or delayed), Transferors shall: (i) conduct the Business in the Ordinary Course of Business; and (ii) use commercially reasonable efforts to maintain and preserve intact its current Business organization, and to preserve the rights, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having relationships with the Business.

(b) Access to Information.

(i) From the date hereof until the Closing (or, if earlier, the termination of this Agreement by a Party), upon reasonable Notice and subject to applicable Laws (including Cannabis Laws), Transferors shall: (A) afford Planet Parties and their representatives reasonable

access to and the right to inspect all of the Books and Records and other documents and data related to the Business; (B) furnish Planet Parties and their representatives with such financial, operating, and other data and information related to the Business as Planet Parties or any of their representatives may reasonably request; and (C) instruct the representatives of Transferors to cooperate with Planet Parties in their investigation of the Business; provided that any such investigation shall be conducted during normal business hours upon not less than forty-eight (48) hours' prior written Notice to Transferors, under the supervision of Transferors' personnel and in such a manner as not to interfere with the conduct of the Business or any other businesses of Transferors. From the date hereof until the Closing (or, if earlier, the termination of this Agreement by a Party), upon reasonable Notice and subject to applicable Laws (including Cannabis Laws), Planet Parties shall afford Transferors and their representatives reasonable access to and the right to inspect all of the Books and Records and other documents and data related to the Transaction.

(c) Confidentiality. Unless otherwise agreed to in writing by Planet Parties and Transferors, each Party will keep confidential all documents, financial statements, reports or other information provided to, or generated by the other Party relating to this Agreement and the transaction contemplated herein, including all such documents and information provided to any Party by the other Party prior to the Effective Date, and will not disclose any such information to any person other than: (i) the employees and agents of Transferors or Planet Parties; (ii) those who are actively and directly participating in the negotiation and execution of this Agreement. Upon any termination of this Agreement for any reason, Planet Parties will promptly return to Transferors copies of all documents or other information provided to Planet Parties by Transferors. The provisions of this Section 10(c) will survive the termination of this Agreement other than by Closing. Any public announcements, releases, publications or otherwise, by or on behalf of any Planet Parties related to the Transaction ("Publications") must be approved by email by Sibia and Desmet prior to public dissemination of such Publications. Such approval shall not be unreasonably withheld.

(d) Governmental Approvals and Consents. The Parties shall cooperate and each use commercially reasonable efforts to: (A) as promptly as practicable, take (or cause to be taken) all appropriate action, and do or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement; (B) obtain from any Governmental Authorities any approvals required (i) to be obtained or made by Planet Parties, Transferors, or any of their respective Affiliates, or the respective representatives of any of the foregoing, in connection with the authorization, execution, and delivery of this Agreement and the consummation of the Transaction, (ii) under any applicable Law in connection with the authorization, execution, and delivery of this Agreement and the consummation of the Transaction (excluding federal law to the extent it is inconsistent with Cannabis laws), including any applicable Cannabis Laws, as provided in Sections 9(a) (with respect to the Phase I Improvements), Section 9(b) and Section 10(e)(iii) (the approvals described in the foregoing clauses (i) and (ii) are collectively referred to herein as the "Governmental Approvals"), and (iii) to avoid any proceedings by any Governmental Authority that could adversely impact the authorization, execution, and delivery of this Agreement and the consummation of the Transaction; (C) make all necessary filings, and thereafter make any other required submissions with respect to this Agreement and the Transaction, as required under any applicable Law, including any applicable Cannabis Laws; and (D) comply with the terms and conditions of all Governmental Approvals.

(e) Required Consents, Cruzado Agreement; Remodel.

(i) Required Consents. If a Contract is not assignable without the consent of another Person, this Agreement shall not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof or a default thereunder. Transferors and Planet Parties shall use commercially reasonable efforts to obtain the consent of such other Person to the assignment of any such Contract to Planet Parties in all cases in which such consent is required for such assignment, provided, however, that in the event any such consent, (each a "Required Consent"), other than the consent of the lender to Grove for the Premises as of the Effective Date, is not obtained on or prior to the Closing Date, such event shall not cause the Closing to be delayed or constitute a default by Transferors of any obligation hereunder or result in a reduction of the Consideration. Should Planet Parties not receive the benefits intended to be assigned to Planet Parties pursuant to a Contract because a consent is not obtained, then the Contract as applicable, shall constitute an Excluded Asset and the obligations pursuant thereto shall constitute an Excluded Liability. The Transferors shall enforce its rights under the Lease to cause Grove to comply with Section 61 of the Lease.

(ii) Cruzado Agreement. It shall be a condition precedent or concurrent to the Closing that Management Agreement between the Newtonian and Randy Cruzado effective December 1, 2017 (the "Cruzado Agreement") shall have been terminated without additional liability to Planet Parties. Transferors shall terminate the Cruzado Agreement on or before the Closing Date. At least five (5) days before the Closing Date, Newtonian shall deliver to Planet Parties a release of claims, in a form reasonably acceptable to the Planet Parties, which sets forth the amount that Randy Cruzado will be paid as part of the Adjustment Amount (the "Cruzado Payment") in exchange for termination of the Cruzado Agreement and release of all claims against Transferors and the Planet Parties arising from the Cruzado Agreement.

(iii) Entitlements Approval. It shall be a condition precedent to the obligations of the Planet Parties to Close the Transaction that on or before December 31, 2019, that Warner shall have obtained necessary permits and approvals satisfactory to Planet Parties in order to complete the Phase I Improvements (the "Entitlements Approval"). The Parties agree that they may mutually agree to a 30-day extension of the Entitlements Approval contingency ("Entitlements Approval Extension"). If available, Transferors shall provide Planet Parties with adequate previous building plans of the Premises such that Warner, and Grove and the Planet Parties, if required, may prepare and submit for necessary building permits. If the Entitlements Approval is not obtained within the above described period, then Planet Parties may terminate this Agreement by giving the Transferors and Escrow Holder written Notice thereof within ten (10) days following expiration of such period, as extended, and Escrow Holder shall deliver the Deposit together with all interest thereon to Transferors within twenty-four (24) hours of such Notice. If Planet Parties fail to deliver such Notice to Transferors on or before expiration of such 10-day period, Planet Parties shall be deemed to have waived their right to terminate this Agreement pursuant to this Section 10(e)(iii).

(iv) Lease in Full Force. It shall be a condition precedent to Closing that the Lease be in full force and effect on the expiration of the Due Diligence Period and on the Closing Date.

(f) Closing Conditions. From the date hereof until the Closing (or, if earlier, the termination of this Agreement by a Party), each Party shall use commercially reasonable efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in Section 12 hereof.

(g) Further Assurances and Actions.

(i) Subject to the terms and conditions herein, Transferors and Planet Parties agree to use their commercially reasonable efforts to take (or cause to be taken) all appropriate action and to do (or cause to be done) all things reasonably necessary, proper or advisable under applicable Laws to consummate and make effective the Transaction, including: (B) using commercially reasonable efforts to promptly obtain all Governmental Approvals and all other approvals as are necessary for consummation of the transactions contemplated by this Agreement; and (B) to fulfill all conditions precedent applicable to such Party pursuant to this Agreement.

(ii) If at any time after the Closing any further action is necessary to carry out the purposes of this Agreement or to vest Planet Parties with full title to the Acquired Assets and the assumption of the Assumed Liabilities or to vest Transferors with full title of the Consideration, then the proper representatives of Planet Parties and Transferors shall take all action reasonably necessary (including executing and delivering further notices, releases and agreements); provided that, if such action is necessary due to events or circumstances particular to Planet Parties, then Planet Parties shall bear the cost of such action and such costs shall not be applied toward the Consideration.

(h) Certain Transactions. Prior to the Closing, neither Planet Parties nor Transferors shall take, or agree to commit to take, any action that would or is reasonably likely to: (A) materially delay the receipt of, or materially impact the ability of a Party to obtain, any Governmental Approval necessary for the consummation of the Transaction, or (B) cause any Governmental Authority to commence or re-open a proceeding that could reasonably be expected to challenge or prevent the Transactions or delay the Closing.

(i) Risk of Loss of Assets.

(i) Condemnation. If, prior to the Closing, action is initiated to take (or Transferors receives notice of a taking of) any material portion of the Real Property or the Premises (or any of the parking servicing said Real Property) by eminent domain proceedings or by deed in lieu thereof, Planet Parties may at or prior to the Closing terminate this Agreement, or Planet Parties may defer the Closing for a period not in excess of sixty (60) days for the Parties to attempt to renegotiate the provisions hereof (and upon failure of a written agreement to be reached from such renegotiation, Planet Parties shall again be entitled to terminate this Agreement; provided, however, if Notice of Planet Parties' election not to terminate pursuant to this Section 10(i)(i) is not received by Transferors within thirty (30) days following expiration of such 60-day period, then it shall deemed that Planet Parties have elected to terminate this Agreement). For the purposes of this provision, a "material" portion of the Real Property shall mean a portion of the Real Property with a fair market value greater than One Million Dollars ($1,000,000.00), as reasonably determined by Appraisal or offer from the Government Authority.

(ii) Casualty. Transferors assume all risks and liability for damage to or injury occurring to the Acquired Assets by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If the Acquired Assets, or any part thereof, suffer any material damage prior to Closing, Planet Parties may, prior to Closing, terminate this Agreement and receive a return of the Deposit, or Planet Parties may defer the Closing for a period not in excess of sixty (60) days for the parties to attempt to renegotiate the provisions hereof (and upon failure of a written agreement to be reached by such renegotiation, Planet Parties shall again be entitled to terminate this Agreement For the purposes of this provision, a "material" damage of

the Acquired Assets shall mean damage with a fair market value greater than Five Hundred Thousand Dollars ($500,000.00), as reasonably determined by the insurance adjusters.

(j) No Negotiation. Until such time, if any, as this Agreement is terminated pursuant to Section 15, Transferors shall not, nor shall Transferors cause or permit any of Transferors representatives to, directly or indirectly, solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, or provide any nonpublic information to, any Person (other than the Planet Parties) relating to any merger, consolidation or combination to which the Transferors is a party, any sale, dividend, split or other disposition of Shares or any sale, dividend or other disposition of all or substantially all of the assets and properties of Warner and/or Newtonian, or any management agreement, joint venture, sublease or similar arrangement (an "Acquisition Transaction"). Transferors covenant that from the Effective Date through the Closing Date (or the termination of this Agreement), the Transferors shall not, directly or indirectly, enter into or authorize, or permit any representative to enter into, any negotiation, letter of intent, commitment, agreement, understanding, or agreement in principle with any third Person for an Acquisition Transaction.

(k) Disclosure Schedule.

(i) Between the Effective Date and the Closing Date, Transferors shall use Transferors' reasonable best efforts to promptly correct and supplement the information set forth on the Disclosure Schedule delivered by Transferors pursuant to this Agreement in order to cause such Disclosure Schedule to remain correct and complete in all respects, including, without limitation, if the Business commences operations. Transferors' delivery to Planet Parties of any corrections or supplements shall, without further notice or action on the part of Transferors or Purchaser, immediately and automatically constitute an amendment to the Disclosure Schedule to which such corrections and supplements relate; provided, however, that solely for purposes of determining whether the condition precedent pursuant to Section 12.(a) has been satisfied, or whether Purchaser has the right to terminate this Agreement pursuant to Section 15.(a), any such amendment to the Disclosure Schedule shall be disregarded.

(ii) The information in the Disclosure Schedule constitutes: (i) exceptions to particular representations, warranties, covenants and obligations of Transferors as set forth in this Agreement; or (ii) descriptions or lists of assets and other items referred to in this Agreement. If there is any inconsistency between the statements in this Agreement and those in the Disclosure Schedule (other than an exception expressly set forth as such in the Disclosure Schedule with respect to a specifically identified representation or warranty), the statements in this Agreement shall control.

(iii) The statements in the Disclosure Schedule, and those in any supplement thereto, relate only to the provisions in the Section of this Agreement to which they expressly relate and not to any other provision in this Agreement.

11. Closing Deliveries.

(a) Transferors' Closing Deliveries. On or before the Closing Date, Transferors shall execute, acknowledge and deliver (as appropriate) the following (collectively, "Transferors' Closing Documents"):

(i) From Desmet and Sibia, stock powers in the form attached hereto as Exhibit E and by this reference incorporated herein, with the certificate (if not uncertificated) representing the Shares endorsed to Purchaser;

(ii) From Warner, counterpart signature pages of Warner and Grove to the Assignment and Assumption of Lease in the form attached hereto as Exhibit F and by this reference incorporated herein;

(iii) From Warner, a Bill of Sale for the Improvements in the form attached hereto as Exhibit G and by this reference incorporated herein;

(iv) From Warner, an assignment and assumption agreement to transfer the Contracts assumed by Purchaser to Purchaser, respectively, pursuant to Section 4(a) and (c), in the form attached hereto as Exhibit H and by this reference incorporated herein (the "Assignment and Assumption Agreement");

(v) From Sibia and Desmet a FIRPTA Certificate;

(vi) From Warner an owner's affidavit, in the customary form acceptable to Warner, with respect to the absence of claims which would give rise to mechanics' liens and the absence of parties in possession of the Premises other than Warner, or such other assurances as shall be reasonably required;

(vii) certificates of good standing for Newtonian issued by the Delaware Secretary of State and for Warner issued by the New York Secretary of State no more than ten (10) days prior to the Closing Date;

(viii) such organizational and authority documents of Transferors as shall be reasonably required by Planet Parties to evidence Transferors' authority to consummate the transactions contemplated by this Agreement;

(ix) a Closing Statement, executed by Transferors, setting forth the debits and credits in connection with the Transaction evidenced by this Agreement;

(x) Signature pages to the Lock Up Agreement;

(xi) Executed Questionnaires; and

(xii) all such other instruments or documents as may be reasonably required by Planet Parties in order to consummate the transactions contemplated by this Agreement.

(b) Planet Parties' Closing Deliveries. On or before the Closing Date, Planet Parties shall execute, acknowledge and deliver (as appropriate) the following ("Planet Parties' Closing Documents"):

(i) the balance of the Cash Consideration subject to the Adjustment Amount, to accounts designated by Sibia and Desmet;

(ii) evidence that the Restricted Stock has been issued in the names of Sibia and Desmet, respectively on the Direct Registration book entry system maintained for Parent's stock;

(iii) a certificate of good standing for Planet Parties issued by the applicable Governmental Authority of each jurisdiction in which such entity is organized, not more than ten (10) days prior to the Closing Date;

(iv) such organizational and authority documents of Planet Parties as shall be reasonably required by Transferors to evidence each Planet Parties' authority to consummate the transactions contemplated by this Agreement;

(v) a Closing Statement, executed by Planet Parties, setting forth the debits and credits in connection with the transactions evidenced by this Agreement;

(vi) Signature page to the Lock Up Agreement;

(vii) Signature pages to the Assignment and Assumption of Lease, and Assignment and Assumption Agreement; and

(viii) all such other instruments or documents as may be reasonably required by Transferors in order to consummate the transactions contemplated by this Agreement.

12. Conditions Precedent.

(a) Conditions Precedent to Planet Parties' Obligations. The obligation of Planet Parties to Close the Transaction shall be subject to the following conditions (all or any of which may be waived in writing, in whole or in part, by Planet Parties):

(i) The representations and warranties made by Transferors shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, and Transferors shall have executed and delivered to Planet Parties a certificate dated as of the Closing Date to the foregoing effect;

(ii) Transferors shall have performed all covenants and obligations required by this Agreement to be performed or complied with by Transferors on or before the Closing Date;

(iii) On the Closing Date, (A) Warner's leasehold interest in the Premises shall be marketable and free-and-clear of all liens, mortgages, deeds of trust, Encumbrances, easements, leases, conditions and other matters affecting title other than the Permitted Encumbrances and (B) Grove shall have delivered the Consent to Assignment of Lease executed by Grove and containing provisions required by Section 10(e)(iv);

(iv) Planet 13 shall have received all necessary Governmental Approvals, including, without limitation, the Cannabis Approvals;

(v)Transferors shall have delivered all of Transferors' Closing Documents.

(b) Conditions Precedent to Transferor's Obligations. The obligation of the Transferors to complete the Transaction shall be subject to the following conditions (all or any of which may be waived in writing, in whole or in part, by the Transferors):

(i) The representations and warranties made by Planet Parties shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, and Planet Parties shall have executed and delivered to Transferors a certificate dated as of the Closing Date to the foregoing effect;

(ii) Planet Parties shall have performed all covenants and obligations required by this Agreement to be performed or complied with by Planet Parties on or before the Closing Date;

(iii) Planet Parties shall have received all necessary Governmental Approvals; and

(iv) Planet Parties shall have delivered all of Planet Parties' Closing Documents.

13. Closing.

(a) Closing Date. The consummation of the purchase and sale provided for in this Agreement (the "Closing") shall take place after January 1, 2020, within the earlier of (i) ten (10) days after the Planet Parties' submission to the Bureau of the notification of change of ownership of Newtonian to be effected by the Share Exchange, or (ii) receipt of Planet Parties' Annual License, subject to the satisfaction or waiver of all conditions precedent to Closing as further described in Section 12 (other than conditions which, by their nature, are to be satisfied on the Closing Date), but in any event not more than twelve (12) months after the Effective Date (the "Closing Date"). The Closing shall occur at the offices of Stuart Kane, LLP, 620 Newport Center Dr., Suite 200, Newport Beach, California, unless otherwise agreed to by the Parties.

(b) Cannabis Approval Extension. If, on or before the Closing Date specified in Section 13(a), all required Cannabis Approvals have not been received, and provided that Planet Parties have acted with commercially reasonable diligence in seeking to obtain all required Cannabis Approvals and has not been denied any such Cannabis Approvals, then Planet Parties may obtain a sixty-day (60) extension to the Closing Date by providing written Notice to Transferors and depositing a One Hundred Thousand U.S. Dollars ($100,000.00) as an extension fee with the Escrow Holder for such sixty-day extension, which extension fee shall become part of the Deposit, be non-refundable to Planet Parties, and be applied to the Cash Consideration at Closing.

(c) Resignations; Termination of all Bonds and Sureties. Desmet and Sibia shall deliver to the Planet Parties written resignations, effective as of the Closing Date, as a director, officer, and employee of Newtonian; provided however, Desmet shall remain as a director of Newtonian at the election of Planet Parties, and if so elected, may not resign as such director without the express written approval of Planet 13. Desmet and Sibia will arrange to have themselves removed from any surety bonds, guarantees and similar agreements and instruments that create a financial or legal obligation running from such Person to Newtonian or any other Person to the extent related to the Business and shall remove all of their designees from any Permits within five (5) Business Days of the Closing and take action to substitute Planet Parties' designee on each such Permit.

14. Prorations and Closing Expenses.

(a) Taxes, Utilities and Approved Contracts. All income and expenses related to the Approved Contracts (excluding the Lease and Buildout Loan), shall be apportioned between Planet Parties and Transferors as of 12:01 a.m. on the Closing Date and the Cruzado Payment shall reduce the Cash Consideration in an amount equal to the Cruzado Payment (collectively, the "Adjustment Amount"). Notwithstanding the foregoing, the Adjustment Amount shall not include any fees, costs, obligations or expenses related to the Lease or amounts to satisfy any obligations under the Buildout Loan, which shall be assumed by Purchaser. All delinquent Taxes and all delinquent assessments, if any, attributable to the Premises will be paid at the Closing from the Buildout Loan. Any supplemental Taxes billed after the Closing Date for periods prior to August 1, 2019, will be paid promptly by Transferors. This Section 14(a) shall survive the Closing.

(b) Other Provisions. Any amounts or fees payable under any Permitted Encumbrances shall be prorated as of 12:01 a.m. on the Closing Date.

(c) Method of Proration. All prorations will be made as of the date of Closing based on a 365-day year or a 30-day month, as applicable.

(d) Limitations on Expenses. Notwithstanding anything in this Agreement, any fees, costs and expenses related to the preparation, submission and revision of any application to extend, renew or change ownership of the Privileged License or a new Annual License or succession or transfer of the Regulatory Safety Permit shall not reduce the Deposit, nor reduce the Consideration nor be considered part of the Buildout Loan ("Planet Costs"). All Planet Costs shall be reimbursed or paid for directly by Planet Parties. In the event that final documentation of any such item is not available at the Closing, the required proration shall be made on the basis of the best available documentation and a further proration shall be made between the Parties when the final documentation or billing becomes available.

15. Termination and Remedies.

(a) Termination. This Agreement may be terminated and the transactions contemplated by this Agreement abandoned:

(i) by mutual written consent of Transferors and Planet Parties;

(ii) by either Transferors or Planet Parties, if not in default of its obligations hereunder, and any Governmental Authorities have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the Transaction;

(iii) by Transferors if (A) there shall have been any material breach of a representation, warranty, covenant, or obligation of any Planet Party and, if such breach is curable, such default shall not have been remedied within ten (10) days after receipt of written Notice from Transferors specifying such breach and requesting that it be remedied (or if more than ten (10) days shall be required because of the nature of the default, if Planet Parties shall fail to diligently proceed to commence to cure the default after written notice) (B) any Planet Party shall commence a voluntary Insolvency Proceeding; or (C) an Insolvency Proceeding shall be commenced against Planet Party and such Insolvency Proceeding shall remain undismissed and unstayed for a period of sixty (60) days (collectively, "Planet Parties' Event of Default");

(iv) by Planet Parties if there shall have been any material breach of a representation, warranty, covenant, or obligation of the Transferors and, if such breach is curable,

such default shall not have been remedied within ten (10) days after receipt of written Notice from Planet Parties specifying such breach and requesting that it be remedied (or if more than ten (10) days shall be required because of the nature of the default, if Transferors shall fail to diligently proceed to commence to cure the default after written notice) ("Transferors' Event of Default");

(v) by Planet Parties prior to the expiration of the Due Diligence Period;

(vi) by either Transferors or Planet Parties if the Governmental Authorities have not approved the Transaction or Purchaser has not received all necessary Cannabis Approvals either: (A) on or before the Closing Date set forth in Section 13(a) if Planet Parties have opted not to exercise any of their extension options as set forth in Section 13(b) herein; or (B) upon the expiration of the extension term if Planet Parties have exercised their right to an extension pursuant to Section 13(b).

(b) Effect of Termination.

(i) Except as otherwise expressly provided in this Agreement, all fees and expenses incurred in connection with this Agreement and the Transaction shall be paid by the Party incurring such expenses, whether or not the Closing is consummated.

(ii) Upon the termination of this Agreement by Transferors pursuant to Planet Parties' Event of Default, the Deposit shall be payable to Transferors. Upon termination of this Agreement prior to the expiration of the Due Diligence Period or pursuant to a Transferors' Event of Default, termination pursuant to Section 9(a), 10(e) or 10(i) the Deposit shall be payable to Planet Parties.

(c) Remedies.

(i) UPON THE PLANET PARTIES' EVENT OF DEFAULT, AND IF TRANSFERORS HAVE PERFORMED ALL OF TRANSFERORS' OBLIGATIONS UNDER THIS AGREEMENT REQUIRED TO BE PERFORMED AT OR PRIOR TO THE TIME OF PLANET PARTIES' EVENT OF DEFAULT, ESCROW HOLDER MAY BE INSTRUCTED BY TRANSFERORS TO CANCEL THE AGREEMENT, AT WHICH TIME ALL PARTIES HERETO SHALL BE RELEASED FROM THEIR OBLIGATIONS HEREUNDER, EXCEPT FOR THOSE PROVISIONS THAT EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE BUILDOUT LOAN PLANET PARTIES AND TRANSFERORS AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH TRANSFERORS' DAMAGE BY REASON OF PLANET PARTIES' EVENT OF DEFAULT. ACCORDINGLY, PLANET PARTIES AND TRANSFERORS AGREE THAT IT WOULD BE REASONABLE AT SUCH TIME TO AWARD TRANSFERORS "LIQUIDATED DAMAGES" EQUAL TO THE AMOUNT OF THE DEPOSIT AND CANCELLATION OF THE OUTSTANDING LOAN AMOUNT OF BUILDOUT LOAN. TRANSFERORS AND PLANET PARTIES ACKNOWLEDGE AND AGREE THAT THE FOREGOING AMOUNT IS REASONABLE AS LIQUIDATED DAMAGES AND SHALL BE TRANSFERORS' SOLE AND EXCLUSIVE REMEDY IN LIEU OF ANY OTHER RELIEF, RIGHT OR REMEDY, AT LAW OR IN EQUITY, TO WHICH TRANSFERORS MIGHT OTHERWISE BE ENTITLED BY REASON OF PLANET PARTIES' EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, TRANSFERORS SHALL, IN ADDITION TO ANY LIQUIDATED DAMAGES PROVIDED

TO TRANSFERORS PURSUANT TO THIS AGREEMENT, RETAIN (1) THE RIGHT TO ENFORCE PLANET PARTIES' INDEMNIFICATION OBLIGATIONS HEREIN, AND (2) THE RIGHT TO RECOVER REASONABLE ATTORNEYS' FEES AND COSTS IN CONNECTION WITH SUCH ENFORCEMENT AND FOR THE ENFORCEMENT OF THE LIQUIDATED DAMAGES PROVISIONS OF THIS SECTION.

(ii)Upon Transferors' Event of Default, and if the Planet Parties have performed all of the Planet Parties' obligations under this Agreement required to be performed at or prior to the time of Transferors' Event of Default, Planet Parties shall be entitled to either: (i) seek specific performance of Transferor's obligations hereunder; or (ii) terminate this Agreement and shall be entitled to the return of the Deposit within one (1) day after written Notice of such termination is delivered by Planet Parties and to Escrow Holder, at which time all Parties hereto shall be released from their obligations hereunder, except for those provisions that expressly survive the termination of this Agreement. Planet Parties shall be entitled to bring an action against Transferors for specific performance of this Agreement without right to any damages or other equitable relief whatsoever. In addition, the Planet Parties shall have all rights granted them pursuant to the Buildout Loan documents. Nothing contained in this Section 15 shall relieve or limit the liability of a Party to this Agreement for any fraudulent or willful breach of this Agreement.

16. Miscellaneous.

(a) Entire Agreement. This Agreement embodies the entire agreement between the Parties relative to the subject matter hereof, and there are no oral or written agreements between the Parties, nor any representations made by any Party relative to the subject matter hereof, which are not expressly set forth herein. No change or modification of this Agreement shall be valid unless in writing and signed by both Planet Parties and Transferors. No waiver of any of the provisions of this Agreement shall be valid unless in writing and signed by the Party against whom it is sought to be enforced. Specifically, upon full execution of this Agreement by the Parties, the Letter of Intent entered into between the Parties dated April 26, 2019, and the Memorandum of Understanding entered into between the Parties dated June 6, 2019, are deemed terminated.

(b) Assignment Benefits and Burdens. Neither the Transferors nor the Planet Parties may assign any of its rights under this Agreement without the prior written consent of the other Parties, which consent may not be unreasonably withheld. All terms of this Agreement shall be binding upon, and inure to the benefit of, the Parties hereto and their respective legal representatives, successors and assigns.

(c) Governing Law; Prevailing Party Attorney Fees; Waiver of Jury Trial.

(i) This Agreement concerns property located in the State of California, and shall be construed and enforced in accordance with the Laws of the State of California.

(ii) Venue for any action, litigation, or proceeding arising out of or concerning this Agreement shall be in Orange County, California, and the Parties expressly consent to the jurisdiction of the state and federal courts located in Orange County, California.

(iii) Notwithstanding any provision in this Agreement to the contrary, in the event of a dispute with respect to the subject matter of this Agreement, the prevailing Party in any proceeding, including arbitration commenced to resolve such disputes, shall be entitled to an

award of its reasonable attorneys' fees and court or arbitration costs incurred in resolving or settling the dispute, in addition to any and all other damages or relief which the court or arbitrator may deem proper.

(iv) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTION OR THEREBY.

(d) Notices. All notices, consents, requests, demands, claims and other communications (each, a "Notice") required or permitted to be given or made under this Agreement must be in writing. Any notice, request, demand, claim, or other communication will be deemed duly given and received: (i) if personally delivered, when so delivered; (ii) if mailed, three (3) Business Days after having been sent by registered or certified U.S. mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below; (iii) if given by fax, once such notice or other communication is transmitted to the fax number specified below and the appropriate fax printout confirmation is received, provided that such notice or other communication is promptly thereafter mailed in accordance with the provisions of clause (ii) above; or (iv) if sent through a same-day or overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent:

To the Transferors: Sarah Sibia or Warner Management Group, LLC
[REDACTED]
[REDACTED]
Fax: None
Tel.: [REDACTED]
Email: [REDACTED]

Kyle Desmet or Newtonian Principles, Inc.
[REDACTED]
[REDACTED]
Fax: None
Tel.: [REDACTED]
Email: [REDACTED]

with a mandatory copy to (which shall not constitute Notice):
Stuart Kane LLP
620 Newport Center Dr., Unit 200
Newport Beach, California 92660
Fax: None
Tel.: [REDACTED]
Attn.: Cole F. Morgan
Email: [REDACTED]

To Planet Parties: Planet 13 Holdings, Inc.
BLC Management Company, LLC
2548 West Desert Inn Road

Las Vegas, Nevada 89109
Attn: Leighton Koehler
Fax: [REDACTED]
Tel.: [REDACTED]
Email: lkoehler@planet13lasvegas.com

with a mandatory copy to (which shall not constitute Notice):

Lewis Brisbois Bisgaard & Smith LLP
6385 S. Rainbow Blvd., Suite 600
Las Vegas, Nevada 89118
Fax: [REDACTED]
Tel.: [REDACTED]
Attn: Michael Kearney
Email: [REDACTED]

(e) Indemnification.

(i) Indemnification by Planet Parties. Subject to the limits set forth in this Section 16(e), Planet Parties jointly and severally agree to indemnify Transferors and each of their respective directors, officers, shareholders, managers, and agents, harmless from and in respect of any and all losses, damages, liability, costs and expenses (including, without limitation, reasonable expenses of investigation and defense fees and disbursements of counsel and other professionals) (collectively, "Losses"), arising directly or indirectly out of or directly or indirectly due to any material inaccuracy of any representation or the breach of any warranty, covenant, undertaking, assumption of liabilities (including, without limitation, contractual obligations) or other agreement of Planet Parties contained in this Agreement.

(ii) Indemnification by Transferors. Subject to the limits set forth in this Section 16(e), Sibia and Desmet jointly and severally, agree to indemnify, defend, and hold the Planet Parties harmless from and in respect of any and all Losses arising directly or indirectly out of or directly or indirectly due to (i) any material inaccuracy of any representation or the breach of any warranty, covenant, undertaking, or other agreement of the Transferors contained in this Agreement; and (ii) any claims by Randy Cruzado related to the Cruzado Agreement.

(iii) Survival of Representations, Warranties and Covenants; Limitations on Indemnity. The representations and warranties of the Parties (other than the Fundamental Representations) or in any instrument delivered pursuant to this Agreement will survive the Closing Date and will remain in full force and effect thereafter for a period of twelve (12) months. The representations and warranties of the Transferors contained in Section 6(d) and (j) the ("Fundamental Representations"), shall survive until expiration of the statute of limitations in respect thereof. Notwithstanding anything to the contrary contained herein, Planet Parties shall not be entitled to recover Losses from Transferors nor shall Transferors be entitled to recover Losses from Planet Parties unless and until the total of all claims for Losses with respect to any inaccuracy or breach of any such representations or warranties or breach of any covenants, undertakings or other agreements, whether such claims are brought under this Section 16(e) or otherwise, exceeds Twenty Five Thousand U.S. Dollars ($25,000.00) in the aggregate (the "Deductible"). If the total amount of such Losses exceeds the Deductible, then the Party entitled to recover hereunder shall be entitled to recover the amount of such Losses exceeding Twenty-Five Thousand U.S. Dollars ($25,000); provided, however, that the aggregate amount of Losses that may be recovered by Planet Parties from Transferors shall not exceed Three Million U.S. Dollars $2,500,000.00 (the "Cap"). Neither the Deductible or the Cap shall apply to Excluded

Liabilities, Losses arising from fraud, or breach of the Fundamental Representations. Notwithstanding anything in this Agreement, in no event shall any Party be required to indemnify any other Party, and no Party, nor any of its respective employees, agents or contractors shall be liable under any theory of liability to any other Party or any party claiming through or on behalf of such other Party for indirect, special, incidental, remote, or consequential damages including without limitation, lost profits and revenues arising under or in connection with this Agreement or the Transaction.

(iv) Materiality. Notwithstanding anything to the contrary in this Agreement, for purposes of determining whether there has been a breach and the amount of any Losses that are the subject matter of an indemnification claim, each representation, warranty and other provision contained in this Agreement and each ancillary agreement is to be read without regard and without giving effect to any materiality, material adverse effect or similar standard or qualification contained in such representation or warranty (as if such standard or qualification were deleted from such representation and warranty or other provision) unless described otherwise (e.g. "material breach"; "materially adverse", etc.).

(f) Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(g) Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purpose of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

(h) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transaction is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that Transaction are fulfilled to the extent possible.

(i) Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(j) Legal Representation of the Parties. Each Party hereto has participated in the drafting of this Agreement, which each Party acknowledges is the result of extensive negotiations between the Parties. In the event of any ambiguity or question of intent arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(k) Time of the Essence. Time is of the essence with respect to the time periods set forth in this Agreement.

(l) Exchange or Installment Sale Cooperation. Planet Parties hereby acknowledge that Warner may elect to effect a tax-deferred exchange under Section 1031 of the *Internal Revenue Code* or to effect a tax-deferred installment sale under Section 453 of the *Internal Revenue Code,* but in either such event Transferors shall not on that account delay the Closing or cause additional expense to Planet Parties. Transferors' rights under this Agreement, but not Transferors' duties or obligations, may be assigned to a qualified intermediary under either Section 1031 or Section 453, for the purposes of completing such an exchange or installment sale. Planet Parties consent thereto and agree to cooperate with Transferors and the intermediary to permit the exchange or installment sale to be completed. In the event of such an exchange or installment sale and assignment, Transferors shall nonetheless convey title to the applicable property directly to Planet Parties as provided in this Agreement. In the event of such an exchange or installment sale and assignment, Transferors' duties and obligations, if any, under this Agreement for performance after Closing and Transferors' representations and warranties herein shall remain with Transferors' and not pass to, or be undertaken or assumed by, the intermediary.

[*Signatures appear on the following page.*]

IN WITNESS WHEREOF, Planet Parties and Transferors have signed this Agreement on the Effective Date.

PLANET PARTIES:

Planet 13 Holdings Inc., a Canadian corporation

By: /s/ Robert Groesbeck
Name: Robert Groesbeck
Its: Co-Chief Executive Officer

By: /s/ Larry Scheffler
Name: Larry Scheffler
Its: Co Chief Executive Officer

BLC Management Company, LLC, a Nevada limited liability company

By: /s/ Robert Groesbeck
Name: Robert Groesbeck
Its: Manager

By: /s/ Larry Scheffler
Name: Larry Scheffler
Its: Manager

TRANSFERORS:

Warner Management Group, LLC, a New York limited liability company

By: /s/ Sarah Sibia
Name: Sarah Sibia
Its: Manager

By: /s/ Sarah Sibia
Name: Sarah Sibia, Individually

Newtonian Principles Inc., a Delaware corporation

By: /s/ Kyle Desmet
Name: Kyle Desmet
Its: President

By: /s/ Kyle Desmet
Name: Kyle Desmet, Individually

EXHIBITS

Exhibit A	Lease
Exhibit B	Lock Up Agreement
Exhibit C	Questionnaire
Exhibit D	Intentionally Omitted
Exhibit E	Newtonian Stock Power
Exhibit F	Assignment and Assumption of Lease
Exhibit G	Bill of Sale
Exhibit H	Assignment and Assumption Agreement

<u>SCHEDULES</u>

Schedule 3(a)(ii)	Improvements
Schedule 3(a)(iii)	Furniture, Fixtures and Equipment
Schedule 3(b)(x)	Excluded Assets
Schedule 6(b)(i)	Consents
Schedule 6(c)	Legal Proceedings
Schedule 6(d)	Taxes
Schedule 6(i)	Environmental
Schedule 6(k)	Brokers

SCHEDULE 1

DEFINITIONS

"Acquired Assets" has the meaning ascribed to it in Section 3(a).

"Acquisition Transaction" has the meaning ascribed to it in Section 10(j).

"Adjustment Amount has the meaning ascribed to it in Section 14(c).

"Adult" or "Adults" means a person or persons, respectively, twenty-one (21) years of age or older.

"Affiliate" of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" has the meaning ascribed to it in the introductory paragraph.

"Annual License" has the meaning ascribed to it in Section 5(e).

"Approved Contract" has the meaning ascribed to in Section 4(c).

"Asset Sale" has the meaning ascribed to it in Recital F.

"Assignment and Assumption Agreement" has the meaning ascribed to it in Section 11(a)(iii).

"Assignment and Assumption of Lease" has the meaning ascribed to it in Section 11(a).

"Assumed Liabilities" has the meaning ascribed to it in Section 4(a).

"Bill of Sale" has the meaning ascribed to it in Section 11(a).

"Books and Records" means all books, records, ledgers, files, information, data, and other written materials to the extent related to the ownership or operation of the Business, including, without limitation, books and records relating to accounting and tax matters.

"Buildout" has the meaning ascribed to it in Section 9(a).

"Buildout Loan" has the meaning ascribed to it in Section 9(a).

"Bureau" has the meaning ascribed to in Recital C.

"Business" has the meaning ascribed to in Recital D.

"Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of California.

"Canadian Securities Laws" means applicable Canadian provincial and territorial securities laws.

"Cannabis" means "cannabis" as defined by Section 11018 of the California Health and Safety Code, as amended, and "cannabis" as defined in Section 40-2 paragraph 7 of Chapter 40.

"Cannabis Approvals" means all Cannabis and land use regulatory registrations, findings of suitability, licenses, consents, approvals, waivers and authorizations that are necessary for the Planet Parties to complete the Transaction and to conduct (through ownership of Newtonian) Adult recreational sale of Cannabis Products at the Premises, including with limitation, a City of Santa Ana business license, a Regulatory Safety Permit, a Certificate of Occupancy and the Privileged License or Annual License.

"Cannabis Authority" means the Bureau and any other state, county or city regulatory or administrative authority, agency, board, commission or official responsible for or involved in the licensing and regulation of recreational cannabis cultivation and sales in any jurisdiction, including, within the State of California, the, Orange County, or the City of Santa Ana, including, without limitation, the Bureau

"Cannabis Laws" means all laws, statutes, regulations, rules, ordinances and codes pursuant to which any Cannabis Authority possesses regulatory, licensing, approval or permit authority over cannabis cultivation and the sale of recreational Cannabis Products conducted at the Premises, including Business and Professions Code Section 26000 et. seq. and Chapter 40.

"Cannabis Products" means "cannabis products" as defined by Section 11018.1 of the California Health and Safety Code, as amended, and "cannabis" as defined in Section 40-2 paragraph 7 of Chapter 40.

"Cash Consideration" has the meaning ascribed to it Section 2(a).

"Cash Consideration Escrow" has the meaning ascribed to it Section 2(e).

"Cap" has the meaning ascribed to it Section 16(e)(iii).

"CCC" means the California Corporations Code.

"Chapter 40" has the meaning ascribed to in in Section 6(h)(i).

"Closing" means the closing of the purchase and sale of the Acquired Assets in accordance with Section 13(a).

"Closing Date" means the date of Closing provided for in Section 13(a).

"Closing Statement" shall mean the statement prepared by the Parties in accordance with Section 11.

"Consideration" has the meaning ascribed to it in Section 2(a).

"Constituent Documents" means the articles or certificate of organization or incorporation, operating agreement, partnership agreement, bylaws, certificate of limited partnership, and all similar organizational or constituent governing documents of a Person.

"Contracts" means all contracts, agreements and obligations currently in force relating to the Acquired Assets, Newtonian and Warner including, without limitation, all sale, management,

construction, insurance, commission, architectural, engineering, operating, employment, service, supply and maintenance agreements.

"Cruzado Agreement" has the meaning ascribed to it in Section 10(e).

"Deductible" has the meaning ascribed to it Section 16(e)(iii).

"Deposit" has the meaning ascribed to it in Section 2(e).

"Designated Parking" has the meaning ascribed to it in Section 6(b)(v).

"Desmet" has the meaning ascribed to it in the Preamble.

"Disclosure Schedules" or "Schedule" means the Disclosure Schedules delivered by Transferors and Planet Parties concurrently with the execution and delivery of this Agreement.

"Due Diligence Period" has the meaning ascribed to in in Section 8(a)).

"Effective Date" has the meaning ascribed to it in the Preamble.

"Encumbrance" means any charge, claim, community or other marital property interest, condition, equitable interest, lien, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.

"Entitlement Approval" has the meaning ascribed to in in Section 10(e).

"Entitlement Approval Extension" has the meaning ascribed to in in Section 10(e).

"Environmental Claim" has the meaning ascribed to it in Section 6(i).

"Environmental Law" means any Law or order relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or other Hazardous Material or wastes into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land, subsurface strata, CERCLA or CERCLIS), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or other Hazardous Materials.

"Environmental Permits" has the meaning ascribed to it in Section 6.(i).

"Escrow Holder" means Lewis Brisbois or such other escrow holder as the Parties shall agree.

"Excluded Assets" has the meaning ascribed to it in Section 3(b).

"Excluded Liabilities" has the meaning ascribed to it in Section 4(b).

"Excluded Personal Property" has the meaning ascribed to it in Section 3(b).

"Express Representations" has the meaning ascribed to it in Section 7.

"FIRPTA" means the Foreign Interest in Real Property Transfer Act.

"Fundamental Representations" has the meaning ascribed to in in Section 16(e).

"Governmental Approvals" has the meaning ascribed to in in Section 10(d).

"Governmental Authority" means any federal, state, local, or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision (including any Cannabis Authority), or any self-regulated organization or other non-governmental regulatory authority or quasi-Governmental Authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

"Governmental Regulation" means any Laws, ordinances, rules, requirements, resolutions, policy statements and regulations (including, without limitation, those relating to land use, subdivision, zoning, environmental, toxic or hazardous waste, occupational health and safety, water, earthquake hazard reduction, and building and fire codes) of the Governmental Authorities bearing on the construction, alteration, rehabilitation, maintenance, use, operation or sale of the Acquired Assets.

"Grove" means Grove Investment Company, a California general partnership.

"Hazardous Substance" means asbestos, petroleum products and by-products, any other hazardous or toxic building material, and any hazardous, toxic, or dangerous waste, substance or material defined as such in or for the purpose of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq., any so called "Super fund" or "Super Lien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards or conduct concerning, any hazardous, toxic, or dangerous waste, substance or material or underground storage tanks, now in effect

"Improvements" has the meaning ascribed to it in Section 3(a)(ii).

"Insolvency Proceeding" shall mean any proceeding commenced by or against any Person under any provision of the Title 11 of the United States Code (11 U.S.C. 101 et seq.) or under any other bankruptcy or insolvency Law, including without limitation, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with such Person's creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

"Intangible Property" has the meaning ascribed to it in Section 3(a)(viii).

"Knowledge" means, with respect to Planet Parties , the actual knowledge of Larry Scheffler or Robert Groesbeck, and with respect to Transferors, the actual knowledge of Kyle Desmet and Sarah Sibia.

"Law" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

"Lease" means that certain Standard Industrial Commercial Multi-Tenant Lease – Net, between Warner as Lessee and Grove, as Lessor, including all amendments and exhibits thereto and assignments thereof, in substantially the form attached hereto as Exhibit A and by this reference incorporated herein.

"License" means all licenses, Permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Government Authority, including without limitation the Privileged License.

"Losses" has the meaning ascribed to it in Section 16(e).

"Management Agreement" has the meaning ascribed to it in Section 9(b).

"Purchaser" has the meaning ascribed to it in the Preamble.

"Newtonian" has the meaning ascribed to it in the Preamble.

"Purchaser" has the meaning ascribed to it in the Preamble.

"Notice" has the meaning ascribed to in in Section 16(d).

"Ordinary Course of Business" means an action taken by a Person will be deemed to have been taken in the Ordinary Course of Business only if that action:

(i) is consistent in nature, scope and magnitude with the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person;

(ii) does not require authorization by the officer or director of such Person (or by any Person or group of Persons exercising similar authority) and does not require any other separate or special authorization of any nature; and

(iii) is similar in nature, scope and magnitude to actions customarily taken, without any separate or special authorization, in the ordinary course of the normal, day-to-day operations of other Persons that are in the same line of business as such Person.

"Parent" has the meaning ascribed to it in the Preamble.

"Party" means any of the Transferors or Planet Parties.

"Parties" means all of the Transferors and Planet Parties.

"Permit" means any license, approval, certificate, franchise, registration, permit, right of way, authorization, variance, subdivision map, plan, entitlement, and waiver acquired, being acquired, applied for, or used, and all agreements with, and any waivers, licenses, permits, and approvals from or to any Government Authority

"Permitted Encumbrances" means any easement, right of way, encroachment, conflict, discrepancy, overlapping of improvements, protrusion, lien, encumbrance, restriction, condition, covenant, exception, including the Lease and Assumed Liabilities, or other matter with respect to the Real Property, Premises, the Acquired Assets of the Business approved by Planet Parties.

"Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company, limited liability partnership, Governmental Authority, or other entity of whatever nature.

"Phase I Work of Improvement" has the meaning ascribed to it in Section 9(a).

"Phase II Work of Improvement" has the meaning ascribed to it in Section 9(a).

"Planet Costs" has the meaning ascribed to it in Section 14(a).

"Planet Parties' Agents" has the meaning ascribed to it in Section 8(a).

"Planet Parties' Closing Documents" has the meaning ascribed to it in Section 10(b).

"Premises" has the meaning ascribed to it in Recital B.

"Privileged License" has the meaning ascribed to it in Recital C.

"Purchaser" has the meaning ascribed to in the preamble.

"Questionnaire" means the form of accredited investor questionnaire attached hereto as Exhibit C.

"Real Property" means the commercial property commonly known as South Coast Business Center located at 3400, 2330, 3480, 3500 W. Warner Ave., Santa Ana, California.

"Regulatory Safety Permit" has the meaning ascribed to in Recital C.

"Rejected Contract" has the meaning ascribed to it in Section 4(c).

" Required Consent" has the meaning ascribed to it in Section 10(e).

"Restricted Stock" has the meaning ascribed to it in Section 2(1).

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Security Device" means any ground lease, mortgage, deed of trust, or other hypothecation or security device now or hereafter placed upon the Premises.

"Share Exchanger" has the meaning ascribed to it in Recital F.

"Shares" has the meaning ascribed to it in Recital A.

"Sibia" has the meaning ascribed to it in the Preamble.

"Tangible Personal Property" means all machinery, equipment, tools, furniture, office equipment, computer hardware, supplies, materials, and other items of tangible personal property (other than Operating Supplies) of every kind owned or leased by Warner or Newtonian (wherever located and whether or not carried on the Books and Records), together with any express or implied warranty by the manufacturers or sellers or lessors of any item or component part thereof and all maintenance records and other documents relating thereto.

"Taxes" means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, customs, duties or other taxes, fees,

assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

"Transaction" means the transactions contemplated by this Agreement.

"Transaction Documents" means this Agreement and the other agreements, instruments and documents required to be delivered at Closing.

"Transferors" has the meaning ascribed to it in the Preamble

"Transferors' Agents" has the meaning ascribed to it in the Section 8(c).

"Transferors' Closing Documents" has the meaning ascribed to it in Section 11(a).

"Transferors' Expense Reimbursement" has the meaning ascribed to it in the Section 2(d).

"Transferors' Related Parties" has the meaning ascribed to it in the Section 8(f).

"Warner" has the meaning ascribed to it in the preamble.

"Work Product" means all documents delivered to Planet Parties by Transferors related to the Real Property and all other reports, studies and documents prepared by third parties in connection with Planet Parties' investigation of the Real Property. Work Product does not include Planet Parties' internal confidential memoranda relative to the Real Property.

"Work of Improvement" has the meaning ascribed to it in the Section 3(b).

Schedule 3(a)(ii)
Improvements

Subject to the terms and conditions of the Lease, the improvements constructed or partially constructed by Warner at the Premises as of the Closing Date in their as-is condition, which include the improvements completed or partially completed as of the Closing Date pursuant to the final plans by John G. Cataldo for the Buildout.

Schedule 3(a)(iii)
Furniture, Fixtures and Equipment

None.

Schedule 3(b)(iii)
Excluded Assets, Properties and Rights

The personal assets, properties, and rights of Sibia and Desmet.

Schedule 6(b)(i)
Required Consents

1. As required under the Lease;
2. As required by the Cruzado Agreement;
3. As required by any Security Device (as defined by the Lease);
4. As required pursuant to any agreement with the Planet Parties;
5. As required under applicable Cannabis Laws;
6. As required under Chapter 40.

Schedule 6(c)
Legal Proceedings

[REDACTED]

Schedule 6(d)
Taxes

Schedule 6(i)
Environmental

1. As disclosed on Exhibit B to the Lease.

2. As disclosed in that certain Simi-Annual Groundwater Monitoring Report Second Half 2018 by Arcadis for the South Coast Business Center dated February 12, 2019.

Schedule 6(k)
Brokers

1. As required by the Cruzado Agreement.
2. Matt Young

HD Draft 4.16

AMENDMENT NO. 1 TO ACQUISITION AGREEMENT

THIS AMENDMENT NO. 1 TO ACQUISITION AGREEMENT (the "Amendment") is made this 16th day of April 2020, by and among BLC Management Company, LLC, a Nevada limited liability company ("Purchaser"), Planet 13 Holdings Inc., a corporation organized under the Canada Business Corporations Act ("Parent" and together with Purchaser the "Planet Parties"), Kyle Desmet ("Desmet"), Newtonian Principles Inc., a Delaware corporation ("Newtonian") Warner Management Group, LLC, a New York limited liability company ("Warner") and Sarah Sibia ("Sibia," and together with Desmet, Newtonian and Warner, the "Transferors").

RECITALS

WHEREAS, Transferors and the Planet Parties are parties to (i) that certain Acquisition Agreement dated December 20, 2019 (as amended hereby and as may be further amended, restated, extended, supplemented and/or otherwise modified from time to time, the "Agreement"), and (ii) the other Transaction Documents (as defined in the Agreement, and as amended to date and as may be further amended, restated, extended, supplemented and/or otherwise modified from time to time); and (iii) that certain the Construction Loan Agreement dated December 20, 2019 and related loan documents (the "Buildout Loan"); and

WHEREAS, the Parties desire to make certain amendments to the Agreement and the other Transaction Documents subject to the terms and conditions as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
DEFINITIONS

1.01 **Capitalized Terms**. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement, and the rules of construction set forth in the Agreement shall apply to this Amendment.

ARTICLE II
AMENDMENT TO PURCHASE AGREEMENT

2.01 **Withdrawal of Notice of Termination of Acquisition Agreement**. The Planet Parties hereby withdraw, cancel and void that certain Notice of Termination of Acquisition Agreement dated as of April 10, 2020 issued by the Planet Parties to Transferors. If such notice caused termination of the Agreement, the Agreement is hereby reinstated in its entirety as amended by this Amendment.

2.02 **Buildout Loan**. The Buildout Loan shall be terminated and forgiven in full on the earlier of: (a) the Closing; or (b) notwithstanding any provision of the Agreement, termination of the Agreement.

2.03 **Amendments of the Agreement**. The Agreement is hereby amended (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following

examples: double-underlined text), in each case, as set forth in the marked copy of the Agreement attached hereto as Exhibit A and made a part hereof for all purposes.

ARTICLE III
NO WAIVER

3.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by the any Party of any covenant or provision of the Agreement, the other Transaction Documents, this Amendment or of any other contract or instrument between the Parties, and the failure of either Party at any time or times hereafter to require strict performance by the other Party of any provision thereof shall not waive, affect or diminish any right of either Party to thereafter demand strict compliance therewith. Each Party hereby reserves all rights granted under the Agreement, the other Transaction Documents, this Amendment and any other contract or instrument between the Parties.

ARTICLE IV
COVENANTS

4.01 Covenants of Parties.

(a) The Planet Parties shall immediately make the Additional Deposit.

(b) Planet Parties shall immediately take all necessary action to promptly process and receive a licenses necessary to operate a Cannabis dispensary at the Premises, including but not limited to, payment of all fees related to such licenses.

(c) The Transferors shall deliver to the Planet Parties a true and correct copy of Amendment No. 2 to the Lease containing a provision providing for a twenty-five percent (25%) Base Rent (as defined in the Lease) abatement beginning April 1, 2020 and ending the earlier of Planet 13 (or its affiliate) opening for business to the public at the Premises (or a portion thereof) or April 1, 2021.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

5.01 Power and Authority. Each Party has the power and authority to enter this Amendment and the other Transaction Documents to which it is a party and to incur any obligations thereunder. As of the date hereof, the execution, delivery, and performance of this Amendment, and the other Transaction Documents by each Party will have been duly authorized by all necessary corporate, limited liability company, or other entity action (and, if necessary, equity holder action), in each case, to the extent applicable to such Party. The execution, delivery, and performance by each Party of this Amendment, and the other Transaction Documents to which each Party is a party and the consummation of the transactions contemplated by this Amendment and the other Transaction Documents do not violate, conflict with, or cause a breach or default under (a) any applicable law, (b) the corporate charter or articles or certificate of formation, incorporation or organization, bylaws, limited liability company agreement, operating agreement, partnership agreement or other organizational documents of any Party or (c) any agreement or order by which a Party is bound. This Amendment, and the other Transaction Documents are the legally valid and binding obligations of the applicable Party respectively, each enforceable against each party, as applicable, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally or by general principles of equity.

ARTICLE VI
MISCELLANEOUS PROVISIONS

6.01 Survival of Representations and Warranties. All representations and warranties made in the Amendment and the other Transaction Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Transaction Documents for a period of twelve (12) months following the Closing Date.

6.02 References to Agreement. Each of the Agreement and the other Transaction Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Transaction Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

6.03 Costs and Expenses. Each Party agrees to pay all costs and expenses incurred by such Party in connection with any and all amendments, modifications, and supplements to the Transaction Documents effected by this Amendment.

6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of each Party and each of their respective successors and assigns, except that no Party may assign or transfer any of their respective rights or obligations hereunder without such consent as is required under the Agreement.

6.06 Counterparts. This Amendment may be executed and delivered in one or more counterparts (including by PDF or other means of electronic transmission), each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07 Further Assurances. Each Party agrees to execute and deliver such other and further documents and instruments as a Party may request to implement the provisions of this Amendment.

6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

6.10 Final Agreement. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF

THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH OF THE PARTIES HERETO.

6.11 Full Opportunity for Review; No Undue Influence. Each Party has reviewed this Amendment and acknowledges and agrees that it (a) understands fully the terms of this Amendment and the consequences of the issuance hereof, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment with, such attorneys and other Persons as it may wish, and (c) has entered into this Amendment of its own free will and accord and without threat or duress. This Amendment and all information furnished by a Party to another Party is made and furnished in good faith, for value and valuable consideration. This Amendment has not been made or induced by any fraud, duress or undue influence exercised by a Party or any other Person.

[*Signature pages follow.*]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

Planet 13 Holdings, Inc., a Canadian Corporation

By: /s/ Robert Groesbeck
Name: Robert Groesbeck
Title: Co-President

By: /s/ Larry Scheffler
Name: Larry Scheffler
Title: Co-President

BLC Management Company, LLC, a Nevada limited liability company

By: /s/ Robert Groesbeck
Name: Robert Groesbeck
Title: Manager

By: /s/ Larry Scheffler
Name: Larry Scheffler
Title: Manager

Warner Management Group, LLC, a New York limited liability company

By: /s/ Sarah Sibia
Name: Sarah Sibia
Its: Manager

By: /s/ Sarah Sibia
Name: Sarah Sibia, Individually

Newtonian Principles Inc., a Delaware corporation

By: /s/ Kyle Desmet
Name: Kyle Desmet
Its: President

By: /s/ Kyle Desmet
Name: Kyle Desmet, Individually

ACQUISITION AGREEMENT

This ACQUISITION AGREEMENT (as modified by that certain Amendment No.1 to Acquisition Agreement dated April 16, 2020) (collectively, this "Agreement"), dated December 20, 2019 (the "Effective Date"), is by and among BLC Management Company, LLC a Nevada limited liability company ("Purchaser") and Planet 13 Holdings, Inc., a corporation organized under the Canada Business Corporations Act ("Parent" and together with Purchaser, collectively, the "Planet Parties"), and Kyle Desmet ("Desmet"), Newtonian Principles Inc., a Delaware corporation ("Newtonian"), Warner Management Group, LLC, a New York limited liability company ("Warner") and Sarah Sibia ("Sibia" and together with Desmet, Newtonian and Warner the "Transferors").

RECITALS

A. Sibia owns 51,000 shares and Desmet 49,000 shares of the capital stock, $0.0001 par value per share, of Newtonian consisting of all of the issued and outstanding shares of capital stock of Newtonian (the "Shares");

B. Warner leases Units A, B, E, F, F, F-2 (also known as F-1), G, H, K, L and M located in the commercial industrial/business park complex at 3400 W. Warner Ave., Santa Ana, California, 92704 (collectively the "Premises") pursuant to the terms of a lease dated May 1, 2018 between Grove and Warner, as subsequently amended (the "Lease");

C. Newtonian has been issued a temporary Adult-use Cannabis retailer license identified as C10-18-0000248-TEMP, which was converted to a provisional Adult-use Cannabis retailer license identified as C10-0000451-LIC (collectively, the "Privileged License") by the State of California Bureau of Cannabis Control ("Bureau") with respect to Units F-2 and G of the Premises permitting Newtonian to sell recreational Cannabis to Adults, subject to acquiring a Regulatory Safety Permit with respect to the Premises, or portion thereof, from the City of Santa Ana, California (the "Regulatory Safety Permit"), and satisfying all conditions related thereto;

D. Newtonian has entered into a sublease of the Premises, or portion thereof, to buildout, develop and operate an adult recreational Cannabis dispensary location at the Premises, or portion thereof (the "Business");

E. Purchaser is a wholly owned subsidiary of Parent;

F. Warner desires to sell the Lease and the other tangible assets of Warner to Purchaser (the "Asset Sale"), and Desmet and Sibia desire to exchange the Shares for Parent Restricted Stock (the "Share Exchange"), and the Planet Parties wish to purchase the Warner assets in the Asset Sale and to effectuate the Share Exchange t; and

G. Subject to the terms and conditions of the Lease, the Parties desire that Warner apply for necessary permits and approvals to commence and complete construction of the minimal necessary improvements to the Premises, or portion thereof, under the supervision of, and at the cost and expense of, the Planet Parties, in advance of the Closing such that the necessary Regulatory Safety Permit, certificate of occupancy, and business license may be issued to Newtonian.

H. Close of the Transaction shall occur as such time as the Planet Parties have received: (i) a Privileged License issued by the Bureau for the operation of a cannabis dispensary at the Premises, and

(ii) a certificate of occupancy, Regulatory Safety Permit, and business license in respect of the Premises from the City of Santa Ana.

~~,~~ NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Definitions; Recitals.

(a) Definitions. For all purposes, capitalized terms in this Agreement shall have the respective meanings set forth below in this Agreement in Schedule 1 to this Agreement.

(b) Recitals. The Recitals are hereby incorporated herein by this reference.

2. Consideration, Purchase, Share Exchange; Allocations.

(a) Aggregate Consideration. The consideration will be ~~Ten~~Five Million U.S. Dollars ($~~10,000,000.00~~5,000,000.00) plus the cancellation of the Buildout Loan (the "Consideration"), plus or minus, as applicable, the Adjustment Amount plus the Cruzado Payments, and shall be payable as follows:

(i) ~~Six~~One Million U.S. Dollars ($~~6,000,000.00~~1,000,000.00) cash plus or minus, as applicable, the Adjustment Amount (the "Cash Consideration");

(ii) ~~2,039,808~~3,940,932 shares of Parent Class A common stock having a value of Four Million U.S. Dollars ($4,000,000) ~~as of the June 6, 2019,~~ measured on the basis of the average closing price of such shares for the following five trading days: April 15, 2020, April 14, 2020, April 13, 2020, April 9, 2020 and April 8, 2020, which shares shall be subject to subject to a Lock Up Agreement in the form attached hereto as Exhibit B and incorporated herein by this reference (the "Restricted Stock"); ~~and~~

(iii) Cancellation of the Buildout Loan; and

(iv) Payment on the opening date of a Cannabis dispensary located at the Premises (or portion thereof) of the sum of Twenty Thousand ($20,000) to Cruzado; plus the further sum of Forty Thousand Dollars ($40,000.00) on the day that is ninety (90) days after such opening, plus the further sum of Five Thousand Dollars ($5,000.00) on the date of the first annual renewal by the Bureau of the Privileged License (the "Cruzado Payments").

(b) Allocation of Consideration. The Parties agree that the total consideration for the ~~Assets~~Asset Sale shall consist of the Cash Consideration together with the assumption of the then current balance of the Buildout Loan. The Cash Consideration shall be allocated to the Lease and other assets of the Asset Sale except that the Buildout Loan shall be allocated to the Improvements and the amounts paid under the Lease.

(c) Purchase and Share Exchange. On the Closing Date, subject to and upon the terms and conditions of this Agreement, Warner shall assign, sell, transfer and convey the Lease to Purchaser by delivery of Assignment and Assumption of Lease and shall convey the Improvements to Purchaser by a Bill of Sale. On the Closing Date, Sibia shall exchange 51,000 Shares for ~~1,040,302~~2,009,875 shares of the Restricted Stock and Desmet shall exchange 49,000 of the Shares for ~~999,506~~1,931,057 shares of the Restricted Stock. The Parties intend that the Share Exchange be treated as a stock-for-stock exchange qualifying as a reorganization described

in Code Sections 368(a)(1)(B). The Parties acknowledge that the Asset Sale will be an acquisition of the assets of Warner for tax purposes.

(d) Resignations. If the Bureau shall have received a notification of change of ownership of the Privileged License and, at the election of the Planet Parties, Desmet is to continue to be involved, the directors of Newtonian shall consist of Desmet and two persons appointed by Parent. If Planet Parties make such election to have Desmet continue to serve as a director of Newtonian, Desmet shall serve as a director of Newtonian as the discretion of Parent and may be removed, with or without cause, at any time. Intentionally Omitted.

(e) Deposit, Expense Reimbursement. Upon execution of this Agreement by theThe Planet Parties, the Purchaser shall deposit deposited with Escrow Holder: an earnest money deposit (the "Initial Deposit") in the amount of Two Hundred Thousand U.S. Dollars ($200,000.00). As of the Effective Date of the Amendment No.1 Acquisition Agreement, Planet 13 or Purchaser shall deposit an additional sum of Eight Hundred Thousand Dollars ($800,000) the "Additional Deposit" which together with the Initial Deposit are hereinafter referred to collectively as the "Deposit". The Deposit shall be held in escrow subject to the terms of this Agreement. In addition, upon receipt by Newtonian of the Regulatory Safety Permit for the Phase I Improvements, the Planet Parties shall deposit the Cash Consideration in an escrow pursuant to an escrow Agreement to be agreed upon by the Parties (the "Cash Consideration Escrow"). In the event that Planet Parties provide Transferors with written Notice terminating this Agreement: (i) prior to the expiration of the Due Diligence Period; (ii) as provided under Section 9(a), 10(e) or 10(i), or (iiiii) pursuant to a Transferors' Event of Default in accordance with Section 15, and provided Planet Parties have performed all of Planet Parties' obligations under this Agreement required to be performed at or prior to the time of Transferors' Event of Default, the Deposit and the Cash Consideration Escrow funds shall be fully refundable to Planet Parties within one (1) Business Day of such written Notice, less any Transferor Expense Reimbursement previously paid. At the Closing, the Deposit and the Cash Consideration Escrow Funds shall be released to the Transferors and applied to the Cash Consideration. Transferors may submit for reimbursement of reasonable transactional costs in connection with the Transaction arising after April 26, 2019 for release by the Escrow Holder. Release of funds to Transferor related to Transferor's requests for reimbursement shall (i) be subject to Purchaser's approval at the sole and reasonable discretion of the Purchaser, (ii) be made in writing to the Purchaser, (iii) be related to the Transaction, and (iv) be accompanied by substantiating documentation verifying the amount of the reimbursement requested ("Transferor Expense Reimbursement"). Purchaser agrees that it shall review the request for reimbursement in good-faith and not unreasonably withhold or delay its response to Transferor's request for reimbursement. All such Transferor Expense Reimbursements shall reduce the amount of the Deposit, and shall be a credit against the Cash Consideration. Notwithstanding the foregoing, all references to "Deposit" herein shall mean the Deposit as reduced by the Transferor Expense Reimbursement.

(f) Closing. On or before 5:00 p.m., Pacific Time, on the Closing Date, Planet Parties shall wire transfer to accounts designated by Warner the Cash Consideration, in immediately available U.S. funds, plus or minus any net Adjustment Amount provided for herein, shall deliver to Desmet and Sibia, evidence of registration of the Restricted Stock in the Direct Registration book entry system maintained for the Parent's shares, subject to the legends described in the Lock Up Agreement and this Agreement, and shall deliver, execute or otherwise provide all materials and documentation to effectively transfer ownership of the Restricted Stock to Desmet and Sibia in the number of shares and allocation provided in Section 2 of this Agreement with good and marketable title to the Restricted Stock, free and clear of all Encumbrances and convey, free and clear of all claims, any and all rights and benefits incident to

the ownership of such Restricted Stock. On or before 5:00 p.m., Pacific Time, on the Closing Date, the transfer of the Shares and the Acquired Assets as contemplated herein will (i) pass good and marketable title to the Shares and the Acquired Assets, free and clear of all Encumbrances except for any Permitted Encumbrances and terms of Lock Up Agreement and (ii) convey, free and clear of all claims, any and all rights and benefits incident to the ownership of such Shares and the Acquired Assets.

3. Acquired Assets and Excluded Assets.

(a) Acquired Assets. Subject to the terms and conditions contained in this Agreement and the Lease, at the Closing, Newtonian or Warner shall possess all right, title and interest in and to all of the following assets required for use in the Business free and clear of all Encumbrances other than Permitted Encumbrances: (collectively, the "Acquired Assets"):

(i) the Lease;

(ii) all improvements located at the Premises set forth in Schedule 3(a)(ii) attached hereto together with such additional improvements constructed by Warner prior to the Closing Date, (collectively, the "Improvements");

(iii) all furniture, furnishings, fixtures, equipment, computers, and non-consumable items used in the operation of the Business and set forth in Schedule 3(a)(iii) attached hereto;

(iv) operating inventories and supplies consisting of the Cannabis and the Cannabis Products, if any if the Business is then in operation (collectively, the "Operating Supplies");

(v) all non-personal telephone numbers, facsimile numbers, email addresses, websites, or other communication assets of the Business;

(vi) all plans, specifications, drawings, engineering reports, surveys, and records paid for by and in the possession of Transferors with respect to the Lease, the Premises, the Improvements, and the Operating Supplies;

(vii) such other Approved Contracts; and

(viii) all intangible personal property owned by Newtonian and used exclusively in connection with the operation of the Business, including, software, and accessories (collectively, the "Intangible Property").

(b) Excluded Assets. Other than the Acquired Assets set forth in Section 3(a), Planet Parties expressly understand and agree that they are not acquiring, and Transferors are not selling or assigning, any of the following assets or properties of the Transferors (the "Excluded Assets"):

(i) all data, files and other materials located on any storage device (including personal computers, mobile devices, and servers) located at the Business that: (A) is not a part of the Acquired Assets; (B) is not used or held exclusively for use in connection with the Business; or (C) comprises a portion of any Excluded Asset or Excluded Liability;

(ii) all rights that accrue or will accrue to Transferors under the Transaction Documents; and

(iii) the assets, properties, and rights set forth on Schedule 3(b)(iii) ("Excluded Personal Property").

4. Assumed Liabilities and Excluded Liabilities.

(a) Assumed Liabilities. Subject to the terms and conditions set forth herein, as of the Closing, Purchaser shall assume, satisfy, pay, perform, discharge, and be solely responsible for all liabilities and obligations of Newtonian, except for the Excluded Liabilities, and shall assume the Buildout Loan (collectively, the "Assumed Liabilities").

(b) Excluded Liabilities. Planet Parties shall not assume and shall not be responsible to pay, perform or discharge any of the following liabilities or obligations of Transferors (collectively, the "Excluded Liabilities").

(i) any liabilities or obligations arising out of or relating to Transferors' ownership or operation of the Business and the Acquired Assets prior to the Closing Date, including without limitation, Taxes, but excluding the Buildout Loan;

(ii) any liabilities or obligations relating to or arising out of the Excluded Assets;

(iii) any liabilities or obligations of Transferors relating to or arising out of: (A) the employment, or termination of employment, of any employee prior to the Closing; (B) workers' compensation claims of any employee that relate to events occurring prior to the Closing Date; or (C) ~~the Cruzado Agreement; or~~ the claim by Ali Kazempour related to an alleged "finder's fee"; and

(iv) any liabilities or obligations for: Taxes relating to the Business, the Acquired Assets, or the Assumed Liabilities for any taxable period ending prior to the Closing Date.

(c) Contracts. At Closing, the Purchaser shall assume all Contracts to the extent the Approved Contracts are assignable. Prior to expiration of the Due Diligence Period, Purchaser shall deliver written notice to Transferors of those Contracts which the Planet Parties, in their sole and absolute discretion, elects to approve and not terminate (the "Approved Contracts"). Any Contract which the Planet Parties fail to elect to assume in writing by notice to Transferors prior to expiration of the Due Diligence Period is referred to as a "Rejected Contract". Planet Parties hereby approve the Lease, guaranty of lease executed by Newtonian, the Buildout Loan and all agreements entered into with governmental authorities. Transferors shall use commercially reasonable efforts to cause the Rejected Contracts to be terminated. All costs and expenses incurred in terminating the Rejected Contracts shall be paid by the Transferors, or, if applicable, prorated based upon the Closing Date. The payment obligations under the Approved Contracts shall be prorated between Purchaser and Transferors as of the Closing Date in accordance with Section 14(a) below.

5. Representations and Warranties of the Planet Parties. Each Planet Party hereby represents and warrants to Transferors, that the statements contained in this Section 5 are true and correct as of the Effective Date and shall be true and correct as of the Closing:

(a) Organization and Authority of Planet Party; Enforceability. Each Planet Party is an organization duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each Planet Party has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the Transaction. The execution, delivery and performance by Planet Parties of this Agreement and the documents to be delivered hereunder and the consummation of the Transaction have been duly authorized by all requisite corporate action on the part of Planet Parties. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Planet Parties, and (assuming due authorization, execution and delivery by Transferors) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Planet Parties enforceable against Planet Parties in accordance with their respective terms.

(b) No Conflicts; Consents; Compliance with Laws.

(i) The execution, delivery and performance by Planet Parties of this Agreement and the other Transaction Documents to which they are a Party, and the consummation of the Transaction and thereby, do not and will not: (A) result in a violation or breach of any provision of the Constituent Documents of the applicable Planet Party; (B) require the consent, or other action by any Person under, conflict with, result in a violation or breach of, constitute a default under or result in the acceleration of any agreement to which a Planet Party is a party, or (C) subject to the approvals, filings and other matters referred to in Section 5(b)(ii), result in a violation or breach of any provision of any Law, order, or approval applicable to a Planet Party.

(ii) No approval, order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect of a Planet Party in connection with the execution and delivery of this Agreement or any of the other Transaction Documents and the consummation of the Transaction and thereby, except for: (A) approvals required under applicable Cannabis Laws; or (B) filing required by Parent under applicable securities Laws.

(c) Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transaction or any other Transaction Document based upon arrangements made by or on behalf of Planet Parties.

(d) Legal Proceedings. There are no actions, suits, claims, investigations or other legal proceedings pending or, to Planet Parties' knowledge, threatened against or by Planet Parties or any Affiliate of Planet Parties that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement or materially and adversely affect any Planet Party following the Closing.

(e) Regulatory Matters. No director, manager, officer or service provider of Planet Parties or its subsidiaries has made any untrue statement of a material fact or a fraudulent statement to any Governmental Authority, failed to disclose any material fact required to be disclosed to any Governmental Authority, or committed an act or crime, made a statement or failed to make a statement that, at the time such act, statement or omission was made, could reasonably be expected to provide a basis for any Governmental Authority to invoke its policies regarding such matters or could reasonably be expected to provide a basis for denial of Planet Parties' succession to the Regulatory Safety Permit or for denial of Planet Parties ability to apply for, or obtain, a new Adult-use Cannabis retailer license in California at the Premises, which may be provisional in nature (the "Annual License") or obtain the Privileged License.

(f) Sufficiency of Consideration. The Planet Parties have, and will continue to have until the final payment at Closing is paid, sufficient cash on hand or other sources of immediately available funds to enable it to make the payment to the applicable Transferor of Cash Consideration and the Deposit payment and consummate the transactions contemplated by this Agreement. The Planet Parties have, and will continue to have until the final payment at Closing is paid, sufficient Restricted Stock to enable it to make the payment of the Restricted Stock set forth in Section 2(a)(ii) and consummate the Transaction.

6. Representations and Warranties of the Transferors. Each of Sibia, Desmet, Newtonian and Warner jointly and severally represent and warrant to the Planet Parties that the statements contained in this Section 6 are true and correct as of the Effective Date and shall be true and correct as of the Closing:

(a) Organization and Authority of Transferors; Enforceability. Warner is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York, and is qualified to do business in the State of California. Newtonian is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in the State of California. Sibia and Desmet are individuals with residence in the State of California. Each Transferor has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the Transaction. The execution, delivery and performance by Transferors of this Agreement and the documents to be delivered hereunder and the consummation of the Transaction have been duly authorized by all requisite action on the part of Transferors. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Transferors, and (assuming due authorization, execution and delivery by Planet Parties, Grove, and Governmental Authorities, if applicable) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Transferors, enforceable against Transferors in accordance with their respective terms.

(b) No Conflicts; Consents.

(i) The execution, delivery and performance by Transferors of this Agreement and the other Transaction Documents to which each is a Party, and the consummation of the Transaction, do not and will not: (A) result in a violation or breach of any provision of the articles the Constituent Documents of Warner or Newtonian (B) except as set forth on Schedule 6(b)(i) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default under or result in the acceleration of any Contract; or (C) subject to the approvals, filings, and other matters referred to in Section 6(b)(ii) conflict with or violate any Permit, judgment or Law (except federal law to the extent it is inconsistent with Cannabis Laws) applicable to Transferors or the Acquired Assets.

(ii) To the knowledge of Transferors, no approval, governmental order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Transferors in connection with the execution and delivery of this Agreement or any of the other Transaction Documents and the consummation of the Transaction and thereby, except for: (A) approvals required under applicable Cannabis Laws; and (B) approvals required under Chapter 40.

(c) Legal Proceedings. To the Knowledge of Transferors, except as set forth on Schedule 6(c), there are no actions, suits, claims, investigations or other legal proceedings pending or, to Transferors' Knowledge, threatened against Transferors relating to the Business, the Premises, the Acquired Assets, or the Assumed Liabilities.

(d) Taxes. Except as set forth on Schedule 6(d), Transferors have filed (taking into account any valid extensions) all material Tax returns with respect to the Business required to be filed by Transferors and has paid all Taxes shown thereon as owing. Transferors are not currently the beneficiary of any extension of time within which to file any material Tax return other than extensions of time to file Tax returns obtained in the Ordinary Course of Business. Sibia and Desmet are not "foreign persons" as that term is used in Treasury Regulations Section 1.1445-2. Newtonian has at all times been a C corporation for state and federal income tax purposes.

(e) Compliance With Laws and Orders. To the Knowledge of Transferors, Transferors is not in violation of or in default under any Law (except federal law to the extent it is inconsistent with Cannabis Laws) or order applicable to Transferors or any of the Acquired Assets.

(f) Licenses. Transferors are not in default (or with the giving of notice or lapse of time or both, would be in default) under any Licenses held, including without limitation, the Privileged License in any material respect.

(g) Tangible Personal Property. Warner and Newtonian are in possession of and have good title to, or has valid leasehold interests in or valid rights under the Contracts to use, all Tangible Personal Property individually or in the aggregate with other such property material to the Business. All such Tangible Personal Property is free and clear of all Encumbrances except for any Permitted Encumbrances and is in all material respects in good working order and condition, ordinary wear and tear excepted.

(h) Real Property.

(i) Transferors have rights of ingress and egress with respect to the Real Property and the Premises subject to the terms and conditions of the Lease and Security Device (as defined by the Lease). Neither the Premises nor the Improvements located on the Real Property, or the use thereof, contravenes or violates any building, administrative, occupational safety and health or other applicable Law (except federal law to the extent it is inconsistent with Cannabis Laws) in any material respect (whether or not permitted on the basis of prior nonconforming use, waiver or variance). Units F-2 and G of Premises are permitted and zoned so as to allow for the commencement of process as outlined by the City of Santa Ana to obtain a Regulatory Safety Permit pursuant Chapter 40 the Santa Ana City Code ("Chapter 40") and the Privileged License.

(ii) To the Knowledge of Transferors, except as set forth in Schedule 6(c), there are no condemnation or appropriation, environmental, zoning or other land use regulation proceedings pending or threatened against any of the Real Property, the Premises, or the Improvements located thereon, which would detrimentally affect the value of the Real Property, the Premises, the Improvements located thereon or the use and operation thereof to conduct commercial cannabis business pursuant to Chapter 40 and the Privileged License, nor are there any assessments (other than Taxes) affecting the Real Property, Lease or the Improvements located thereon.

(iii) To the Knowledge of Transferors, neither the Real Property nor the Improvements located thereon, or the use and operation thereof, contravenes or violates any building, zoning, subdivision, land use, administrative, occupational safety and health, environmental or other applicable Law (except federal law to the extent it is inconsistent with

Cannabis Laws) in any material respect (whether or not permitted on the basis of prior nonconforming use, waiver or variance). Except as set forth in Schedule 6(c), Transferors have received no notice from any Government Authority advising Transferors of (x) a violation of any such Laws (whether now existing or which will exist with the passage of time) or (y) any action which must be taken to avoid a violation thereof.

(iv) To the Knowledge of Transferors, there are no material physical defects in the Premises, or the Improvements located thereon.

(v) The Lease of the Premises provides, subject to the terms and conditions therein, for the non-exclusive use by the lessee under the Lease of not less than 3 parking spaces per every 1,000 square feet of the Premises near the Premised as depicted on Exhibit C of the Lease (the "Dedicated Parking").

(i) Environmental Matters. To the Knowledge of Transferors, except as disclosed in Section 6(c):

(i) Warner is in compliance with all Licenses, if any, that are required under applicable Environmental Laws for Transferors to own and operate the Acquired Assets (the "Environmental Permits");

(ii) Warner and Newtonian are in compliance with applicable Environmental Laws (except federal law to the extent it is inconsistent with Cannabis Laws);

(iii) Transferors have not been notified by any Government Authority or third Person of any pending claim that Transferors may be a potentially responsible Person for environmental contamination or any Release of Hazardous Material arising under Environmental Laws (an "Environmental Claim");

(iv) Transferors have not entered into or agreed to any consent decree or order with respect to or affecting the Acquired Assets relating to compliance with any Environmental Law or to investigation or cleanup of Hazardous Material under any Environmental Law;

(vi) Except as disclosed in Section 6(i) of the Disclosure Schedule, to Transferors' knowledge, there are no aboveground or underground storage tanks located on, in or under any properties currently or formerly owned, operated or leased by Transferors in connection with the Business;

(vii) No Releases of Hazardous Material in excess of legally permissible quantities have occurred at, from, in, or on any of the Real Property, and no Hazardous Material in excess of legally permissible quantities is present in, on or about or is migrating from any such Real Property that could give rise to an Environmental Claim by a Government Authority or third Person against the Acquired Assets or Transferors; and

(viii) There have been no environmental investigations, studies, audits or tests with respect to Real Property in Transferors custody, possession or control that have not been available to Planet Parties upon request prior to execution of this Agreement.

(j) Title to the Equity Interests. Desmet and Sibia are the lawful owners of the Shares with good and marketable title thereto. Each of Desmet and Sibia has the absolute right to sell, assign, convey, transfer and deliver the Shares and any and all rights and benefits incident to the ownership thereof all of which rights and benefits are transferable to the Planet Parties pursuant to this Agreement, free and clear of all Encumbrances except for any Permitted Encumbrances.

(k) Brokers. Except as disclosed on Schedule 6(k), no broker, finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Transferors.

(l) Securities Matters.

(i) No Prior Holdings; Acquisition for Investment. None of the Transferors is the registered or beneficial holder of any securities of Parent. The Transferors acknowledge they will be acquiring the Restricted Stock issuable pursuant to this Agreement for investment for their own account and not as nominees or agents, and not with a view to the resale or distribution of any part thereof, and further represent that they have no present intention of selling, granting any participation in, or otherwise distributing the same. The Transferors further represent that they do not have any Contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Restricted Stock. The Transferors understand that any Restricted Stock issuable hereunder will not be registered under the Securities Act, on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof, and that Parent's reliance on such exemption is predicated on the Transferors' representation set forth herein, including the Transferors' completion and execution of the Questionnaire. The Transferors further understand that any Restricted Stock issuable hereunder will constitute a distribution of securities that is exempt from the prospectus requirement of applicable Canadian Securities Laws.

(ii) Investment Experience. Each Transferor acknowledges that it can bear the economic risk of the investment, and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Restricted Stock. Each Transferor is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act (as amended by Section 413(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and agrees that it will not take any action that could negatively impact the availability of the exemption from registration provided by Section 4(a)(2) of the Securities Act with respect to the sale and the issuance of securities hereunder.

(iii) Information. The Transferors have carefully reviewed such information as they have deemed necessary with respect to the Restricted Stock. To the Transferors' full satisfaction, each Transferor has been furnished all materials requested by such Transferor relating to Parent, and the issuance of Restricted Stock hereunder, and each Transferor has been afforded the opportunity to ask questions of representatives of Parent, to obtain any information necessary to verify the accuracy of any representations or information made or given to such Transferor.

(iv) Restricted Securities. The Transferors understand that the Restricted Stock issuable pursuant to this Agreement may not be sold, transferred, or otherwise disposed of without registration under the Securities Act and applicable state and federal securities laws or

an exemption therefrom, and that in the absence of an effective registration statement covering the Restricted Stock or any available exemption from registration under the Securities Act and applicable state and federal securities laws, the Restricted Stock must be held indefinitely. Without limitation of the foregoing, the Restricted Stock may be resold under applicable Canadian Securities Laws in each Province and Territory of Canada, provided: (i) the trade is not a "control distribution" as defined in National Instrument 45-102 – *Resale of Securities*; (ii) no unusual effort is made to prepare the market or create a demand for the Restricted Stock; (iii) no extraordinary commission or consideration is paid in respect of such trade; and (iv) if the selling securityholder is an "insider" or "officer" of Parent (as such terms are defined by applicable Canadian Securities Laws), the insider or officer has no reasonable grounds to believe that Parent is in default of applicable Canadian Securities Laws. Unless registered under the Securities Act and applicable state securities laws, the certificates representing the Restricted Stock shall bear a legend in the following form:

> THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO OR FOR THE BENEFIT OF ANY NATIONAL, CITIZEN OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES, EXCEPT: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH (1) RULE 144 OR (2) RULE 144A UNDER THE SECURITIES ACT AND WITH APPLICABLE STATE SECURITIES LAWS, (D) IN CONNECTION WITH ANOTHER EXEMPTION UNDER THE SECURITIES ACT, OR (E) WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER, UPON THE ISSUER RECEIVING, IN THE CASE OF CLAUSES (C)(1) AND (D) ABOVE, AN OPINION OF COUNSEL FOR THE HOLDER, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Notwithstanding the foregoing, (i) at any time Parent or its successor company is a "foreign issuer", as defined in Rule 902(e) of Regulation S of the Securities Act, if such securities are being sold in accordance with the requirements of Rule 904 of Regulation S of the Securities Act, as referred to above, and in compliance with local Laws and regulations, the legend may be removed by providing a declaration to the issuer's transfer agent for such securities, in the form as may be prescribed by Parent or its successor company from time to time, together with any other evidence, which may include an opinion of counsel of recognized standing reasonably satisfactory to Parent or its successor company to the effect that such legend is no longer required under applicable requirements of the Securities Act, required by Parent or its successor company or such transfer agent; and (ii) if any such securities are being sold pursuant to Rule 144 under the Securities Act, the legend may be removed by delivery to the registrar and transfer agent for such securities of an opinion of counsel of recognized standing reasonably satisfactory to Parent or its successor company to the effect that such legend is no

longer required under applicable requirements of the Securities Act or applicable state securities laws.

The Transferors acknowledge that the Restricted Stock may be resold under applicable Canadian Securities Laws in each Province and Territory of Canada, provided: (i) the trade is not a "control distribution" as defined in National Instrument 45-102 – *Resale of Securities*; (ii) no unusual effort is made to prepare the market or create a demand for the Restricted Stock; (iii) no extraordinary commission or consideration is paid in respect of such trade; and (iv) if the selling securityholder is an "insider" or "officer" of Parent (as such terms are defined by applicable Canadian Securities Laws), the insider or officer has no reasonable grounds to believe that Parent is in default of applicable Canadian Securities Laws. The Transferors are acquiring the Restricted Stock as principal for their own account and not with a view toward, or for sale in connection with, any distribution thereof, or with any present intention of distributing or selling the Restricted Stock in any Province or Territory of Canada. Each Transferor is an "accredited investor" as defined in National Instrument 45-106 *Prospectus Exemptions* of the Canadian Securities Administrators and was not created or used solely to purchase or hold Restricted Stock as an "accredited investor" and is able to bear the economic risk of an investment in the Restricted Stock.

The Transferors acknowledge that Parent may be required to file a report with the Canadian securities regulatory authorities containing personal information about the Transferors, including their full names, addresses and telephone numbers, the number and type of securities purchased, the total purchase price paid for the securities, the date of the closing and the exemption relied upon under applicable Canadian Securities Laws.

The Transferors acknowledge that the Restricted Stock will not be legended pursuant to Canadian Securities Laws and may be resold in each Province and Territory of Canada, subject to the Lock Up Agreement, provided: (i) the trade is not a "control distribution" as defined in National Instrument 45-102 – *Resale of Securities*; (ii) no unusual effort is made to prepare the market or create a demand for the Restricted Stock; (iii) no extraordinary commission or consideration is paid in respect of such trade; and (iv) if the selling securityholder is an "insider" or "officer" of Parent (as such terms are defined by applicable Canadian Securities Laws), the insider or officer has no reasonable grounds to believe that Parent is in default of applicable Canadian Securities Laws.

(v) Rule 144. The Transferors understand and acknowledge that (i) if Parent or any successor company is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, other than a Capital Pool Company (as such term is defined in the TSXV Corporate Finance Manual), Rule 144 under the Securities Act may not be available for resales of the Restricted Stock and (ii) Parent is not obligated to make Rule 144 under the Securities Act available for resales of such Restricted Stock.

(vi) No Registration Statement. The Transferors understand and acknowledge that Parent has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Restricted Stock in the United States.

(vii) Foreign Issuer. The Transferors understand and acknowledge that Parent or any successor company (i) is not obligated to remain a "foreign issuer" within the meaning of Rule 902(e) of Regulation S of the Securities Act, (ii) may not, at the time the

Restricted Stock are resold by it or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause Parent or any successor company not to be a foreign issuer, and if Parent or any successor company is not a foreign issuer at the time of sale or transfer of the Restricted Stock pursuant to Rule 904 of Regulation S of the Securities Act, the certificates representing the Restricted Stock may continue to bear the legend described above.

7. "As Is" Sale. Except with respect to the representations and warranties of Transferors set forth in Section 6 of this Agreement (the "Express Representations") Planet Parties have not relied upon and will not rely upon, either directly or indirectly, any representation or warranty of Transferors or any agent of Transferors, and Planet Parties represent that they are relying solely on their own expertise and that of Planet Parties consultants in acquiring the Shares and the Acquired Assets and assuming the Assumed Liabilities. Subject to the terms and conditions herein, Planet Parties will conduct such inspections and investigations of the Acquired Assets and Assumed Liabilities as the Planet Parties deem necessary, including, without limitation, the physical and environmental conditions thereof, and shall rely upon same. Except with respect to the Express Representations, the Planet Parties acknowledge and agree that upon Closing, Transferors shall sell, convey, and assign, as applicable, to Planet Parties and Planet Parties shall accept and assume, as applicable, the Shares, Acquired Assets and Assumed Liabilities "as is, where is," with all faults.

Planet Parties further acknowledge and agree that the disclaimers set forth above are an integral part of this agreement and that Transferors would not have agreed to the Transaction without the disclaimers.

8. Real Property Inspections and Investigations.

(a) Due Diligence Period. Planet Parties and their agents, engineers, surveyors, appraisers, auditors, and other representatives (collectively, "Planet Parties' Agents") shall have from the Effective Date until December 31, 2019 (the "Due Diligence Period"), to make investigations or feasibility studies as permitted under this Section 8 with respect to the Business or any portion thereof. The Due Diligence Period shall expire at 5:00 p.m. Pacific Time on the December 31, 2019.

(b) Access. During the Due Diligence Period, Planet Parties and the Planet Parties' Agents, at Planet Parties' expense, subject to the terms and conditions of this Agreement, the Lease (if applicable), the rules and regulations of the Premises established by Grove, and the rights of tenants leasing space at the Real Property, and in compliance with all requirements of applicable Law, shall have the right, from time to time, upon the advance notice required pursuant to Section 8(d), to enter upon and pass through the Business during normal business hours to examine and visually inspect the same.

(c) Right to Inspect. In conducting any inspection of the Business or otherwise accessing the Real Property and the Premises, Planet Parties shall at all times comply with all Laws and regulations of all applicable Governmental Authorities. Notwithstanding anything of this Agreement to the contrary, Planet Parties shall not conduct any Phase II environmental investigation or other invasive or subsurface testing without the prior written consent of Grove, which consent may be withheld or conditioned in Grove's sole and absolute discretion.

(d) Coordination with Transferors. The Planet Parties shall schedule and coordinate all inspections of the Business or other access to the Real Property and the Premises with Transferors and shall give Transferors not less than forty-eight (48) hours' prior written Notice. Planet Parties shall coordinate with Transferors for all such entries and inspections, in order to

avoid interference with the tenants at the Real Property and Grove's operations at the Real Property. Furthermore, Planet shall not contact or have any communications with any of the tenants of the Real Property without Grove's prior written consent. Transferors shall be entitled to have a representative present at all times during each such inspection or other access. Planet Parties agree to pay to Transferors promptly upon demand the cost of repairing and restoring any damages, which a Planet Party or Planet Parties' Agents shall cause to the Business. All inspection fees, appraisal fees, engineering fees and other costs and expenses of any kind incurred by Planet Parties or Planet Parties' Agents relating to such inspection and its other access shall be at the sole expense of Planet Parties.

(e) Return of Work Product. In the event that the Closing hereunder shall not occur for any reason whatsoever, Planet Parties shall promptly return to Transferors all Work Product and copies of all due diligence materials delivered by Transferors to Planet Parties and shall destroy all copies and abstracts thereof. The provisions of this Section 8(e) shall survive the Closing or any termination of this Agreement.

(f) Transferors Indemnification. Purchaser agrees to indemnify and hold Transferors and their disclosed or undisclosed, direct and indirect shareholders, officers, directors, trustees, partners, principals, members, employees, agents, affiliates, representatives, consultants, accountants, contractors and attorneys or other advisors, and any successors or assigns of the foregoing (collectively with Transferors, the "Transferor Related Parties") harmless from and against any and all Losses incurred by any Transferor Related Parties arising from or by reason of the Planet Parties and/or Planet Parties' Agents' access to, or inspection of the Premises, or any tests, inspections or other due diligence conducted by or on behalf of Purchaser, except to the extent such losses, costs, damages, liens, claims, liabilities or expenses are caused by an existing condition at the Business or are caused by the gross negligence or willful misconduct of any of the Transferor Related Parties. The provisions of this Section 8(f) shall survive the Closing or any termination of this Agreement.

(g) Entry Requirements. In connection with Planet Parties' exercise of their rights under this provision, Planet Parties shall: (i) cause all work to be performed with reasonable care; (ii) not create or permit its employees, agents, consultants or contractors to create any hazardous condition on the Real Property; (iii) repair any damage to the Real Property caused by Planet Parties (or its employees, agents, consultants or contractors); and (iv) procure (or have all work performed by contractors to maintain) general liability and property damage insurance (in an amount not less than Two Million and No/100s Dollars ($2,000,000.00) per occurrence combined single limit for bodily and personal injury and property damage), evidence of which shall be delivered to Transferors prior to Planet Parties' first entry. All such policies shall name the following parties as additional insureds: Grove, Warner and Newtonian.

9. Work of Improvement; Management; Privileged License Change of Ownership Notification.

(a) ~~Not later than sixty (60) days after the Effective Date the~~The Planet Parties shall provide Warner with plans and drawings for the construction of a Cannabis dispensary within the Premises together with a construction budget, consisting of two phases: an initial phase sufficient in size and scope to satisfy the Governmental Authorities in qualifying for the issuance of an Regulatory Safety Permit and an Annual License (the "Phase I Work of Improvement") and the completed build out of the Premises including a Planet 13 styled Cannabis dispensary (the "Phase II Work of Improvement" and with the Phase I Work of Improvement, the "Buildout"). ~~Warner and Newtonian shall apply for necessary Entitlements Approvals for the Buildout, and obtain any necessary approvals from Grove pursuant to the terms of the Lease, and shall~~

commence and complete construction of the minimal necessary Phase I Work of Improvement, under the supervision of, and at the cost and expense of, the Planet Parties, in advance of the Closing such that Newtonian may be awarded the Regulatory Safety Permit and Annual License. Warner shall engage a contractor selected by Planet Parties, and Warner and Grove shall cooperate in obtaining the Entitlement Approvals as required by the Chapter 40 Process. Warner shall enter into a construction management agreement with a Person selected by the Planet Parties to supervise the BuildoutCompletion of such Buildout shall not be a condition to Closing. All fees, costs and expenses associated with the Buildout, including all payments, costs and expenses incurred by Warner under the Lease, including without limitation, rent, with respect to the Premises, shall be advanced to Warner pursuant to a tenant improvement loan agreement between Parent and Warner and shall be secured by security agreement, including without limitation an assignment of the Lease as security (the "Buildout Loan"). If the Transaction Closes, the Buildout Loan will be an Assumed Liability and Planet Parties will indemnify, defend and hold Transferors harmless from and against any tax assessed against Transferors related to the Buildout Loan. If the Transaction does not Close for any reason the Buildout Loan shall convert to a four (4) year term loan. The Phase I Work of Improvement has been completed and Newtonian has been awarded the Regulatory Safety Permit and Annual License. Planet 13 shall continue to continue the Phase II Work of Improvement as necessary to Close.

(b) At its sole cost and expense, Planet 13 shall prepare and submit an application for the grant of the Privilege License from the Bureau. Planet Parties may determine it is in their best interests to also prepare other applications to obtain Cannabis licenses for other uses (e.g. manufacturing, distribution, etc.). .

(c) Notwithstanding anything in this Agreement to the contrary, the Parties acknowledge that by entering into this Agreement a contractual relationship exists between Planet Parties and Newtonian which may require Newtonian to report or notify Governmental Authorities that Planet Parties has a relationship, in some form, with Newtonian. Therefore, the Parties shall cooperate to ensure that minimal reporting and/or notification to Governmental Authorities, if any, is required due to this Agreement and the Transaction, and if such reporting or notification is required, the Parties shall cooperate to ensure that such reporting or notification has minimal, if any, adverse impact on consummation of the Transaction. Further, failure of a condition precedent due to a Party's failure to report or notify the proper Governmental Authorities of this Agreement or Transaction, shall be deemed failure of such condition precedent through no fault of the Parties.

(d) Warner and Newtonian shall apply for necessary permits and approvals to commence and complete construction of Phase I ImprovementsBuildout, under the supervision of, and at the cost and expense of, the Planet Parties, in advance of the Closing such that the necessary Regulatory Safety Permit, certificate of occupancy, and business license may be issued to Newtonian, in order that Planet 13 may be awarded a approval by Santa Ana for the transfer or change of ownership of the Santa Ana entitlements and licenses, subject only to the Bureau's grant of the Privilege License to Planet 13..

(e) Notwithstanding anything in this Agreement to the contrary, if Newtonian has not received the Regulatory Safety Permit by February 15, 2020 or if Planet 13 has not submitted to the Bureau the application for the Privileged License or Annual License on or before January 31, 2020, or the application submitted by Planet 13 for the Annual License is denied, the Parties shall convene to discuss and negotiate terms and conditions of this Agreement with respect to (i) closing the Transaction by alternative means (if the Parties conclude that succession to the Privileged License does not seem viable), including but not limited to, instituting a stable

~~Management Agreement or applying for an Annual License; and (ii) possibly modifying the financial terms of this Agreement based on delays, if any, of Transferors in obtaining the Regulatory Safety Permit or changing the ownership of the Privileged License.~~

10. Covenants.

(a) Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Planet Parties (which consent shall not be unreasonably withheld or delayed), Transferors shall: (i) conduct the Business in the Ordinary Course of Business; and (ii) use commercially reasonable efforts to maintain and preserve intact its current Business organization, and to preserve the rights, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having relationships with the Business.

(b) Access to Information.

(i) From the date hereof until the Closing (or, if earlier, the termination of this Agreement by a Party), upon reasonable Notice and subject to applicable Laws (including Cannabis Laws), Transferors shall: (A) afford Planet Parties and their representatives reasonable access to and the right to inspect all of the Books and Records and other documents and data related to the Business; (B) furnish Planet Parties and their representatives with such financial, operating, and other data and information related to the Business as Planet Parties or any of their representatives may reasonably request; and (C) instruct the representatives of Transferors to cooperate with Planet Parties in their investigation of the Business; provided that any such investigation shall be conducted during normal business hours upon not less than forty-eight (48) hours' prior written Notice to Transferors, under the supervision of Transferors' personnel and in such a manner as not to interfere with the conduct of the Business or any other businesses of Transferors. From the date hereof until the Closing (or, if earlier, the termination of this Agreement by a Party), upon reasonable Notice and subject to applicable Laws (including Cannabis Laws), Planet Parties shall afford Transferors and their representatives reasonable access to and the right to inspect all of the Books and Records and other documents and data related to the Transaction.

(c) Confidentiality. Unless otherwise agreed to in writing by Planet Parties and Transferors, each Party will keep confidential all documents, financial statements, reports or other information provided to, or generated by the other Party relating to this Agreement and the transaction contemplated herein, including all such documents and information provided to any Party by the other Party prior to the Effective Date, and will not disclose any such information to any person other than: (i) the employees and agents of Transferors or Planet Parties; (ii) those who are actively and directly participating in the negotiation and execution of this Agreement. Upon any termination of this Agreement for any reason, Planet Parties will promptly return to Transferors copies of all documents or other information provided to Planet Parties by Transferors. The provisions of this Section 10(c) will survive the termination of this Agreement other than by Closing. Any public announcements, releases, publications or otherwise, by or on behalf of any Planet Parties related to the Transaction ("Publications") must be approved by email by Sibia and Desmet prior to public dissemination of such Publications. Such approval shall not be unreasonably withheld.

(d) Governmental Approvals and Consents. The Parties shall cooperate and each use commercially reasonable efforts to: (A) as promptly as practicable, take (or cause to be taken) all appropriate action, and do or cause to be done, all things necessary, proper or advisable

under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement; (B) obtain from any Governmental Authorities any approvals required (i) to be obtained or made by Planet Parties, Transferors, or any of their respective Affiliates, or the respective representatives of any of the foregoing, in connection with the authorization, execution, and delivery of this Agreement and the consummation of the Transaction, (ii) under any applicable Law in connection with the authorization, execution, and delivery of this Agreement and the consummation of the Transaction (excluding federal law to the extent it is inconsistent with Cannabis laws), including any applicable Cannabis Laws, as provided in Sections 9(a) (with respect to the Phase I Improvements), Section 9(b) and Section 10(e)(iii) (the approvals described in the foregoing clauses (i) and (ii) are collectively referred to herein as the "Governmental Approvals"), and (iii) to avoid any proceedings by any Governmental Authority that could adversely impact the authorization, execution, and delivery of this Agreement and the consummation of the Transaction; (C) make all necessary filings, and thereafter make any other required submissions with respect to this Agreement and the Transaction, as required under any applicable Law, including any applicable Cannabis Laws; and (D) comply with the terms and conditions of all Governmental Approvals.

(e) Required Consents, Cruzado Agreement; Remodel.

(i) Required Consents. If a Contract is not assignable without the consent of another Person, this Agreement shall not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof or a default thereunder. Transferors and Planet Parties shall use commercially reasonable efforts to obtain the consent of such other Person to the assignment of any such Contract to Planet Parties in all cases in which such consent is required for such assignment, provided, however, that in the event any such consent, (each a "Required Consent"), other than the consent of the lender to Grove for the Premises as of the Effective Date, is not obtained on or prior to the Closing Date, such event shall not cause the Closing to be delayed or constitute a default by Transferors of any obligation hereunder or result in a reduction of the Consideration. Should Planet Parties not receive the benefits intended to be assigned to Planet Parties pursuant to a Contract because a consent is not obtained, then the Contract as applicable, shall constitute an Excluded Asset and the obligations pursuant thereto shall constitute an Excluded Liability. The Transferors shall enforce its rights under the Lease to cause Grove to comply with Section 61 of the Lease.

(ii) Cruzado Agreement. It shall be a condition precedent or concurrent to the Closing that Management Agreement between the Newtonian and Randy Cruzado effective December 1, 2017 (the "Cruzado Agreement") shall ~~have been terminated without additional liability to Planet Parties. Transferors shall terminate the Cruzado Agreement on or before the Closing Date. At least five (5) days before the Closing Date, Newtonian shall deliver to Planet Parties a release of claims, in a form reasonably acceptable to the Planet Parties, which sets forth the amount that Randy Cruzado will be paid as part of the Adjustment Amount (the "Cruzado Payment") in exchange for termination of the Cruzado Agreement and release of all claims against Transferors and the Planet Parties arising from the Cruzado Agreement.~~ be assumed by Planet Parties (so long as the payment schedule is substantially consistent with Section 2(a)(iv) of this Agreement) and Transferors shall have no liability from and after the date of such assumption. Upon request by Planet Parties, Transferors shall approach Cruzado with an offer of settlement of the Cruzado agreement prior to Close.

(iii) Entitlements Approval. ~~It shall be a condition precedent to the obligations of the Planet Parties to Close the Transaction that on or before December 31, 2019, that Warner shall have obtained necessary permits and approvals satisfactory to Planet Parties in~~

order to complete the Phase I Improvements (the "Entitlements Approval"). The Parties agree that they may mutually agree to a 30 day extension of the Entitlements Approval contingency ("Entitlements Approval Extension"). If available, Transferors shall provide Planet Parties with adequate previous building plans of the Premises such that Warner, and Grove and the Planet Parties, if required, may prepare and submit for necessary building permits. If the Entitlements Approval is not obtained within the above described period, then Planet Parties may terminate this Agreement by giving the Transferors and Escrow Holder written Notice thereof within ten (10) days following expiration of such period, as extended, and Escrow Holder shall deliver the Deposit together with all interest thereon to Transferors within twenty four (24) hours of such Notice. If Planet Parties fail to deliver such Notice to Transferors on or before expiration of such 10 day period, Planet Parties shall be deemed to have waived their right to terminate this Agreement pursuant to this Section 10(e)(iii). Intentionally Omitted.

(iv) Lease in Full Force. It shall be a condition precedent to Closing that the Lease, as amended, be in full force and effect on the expiration of the Due Diligence Period and on the Closing Date.

(f) Closing Conditions. From the date hereof until the Closing (or, if earlier, the termination of this Agreement by a Party), each Party shall use commercially reasonable efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in Section 12 hereof.

(g) Further Assurances and Actions.

(i) Subject to the terms and conditions herein, Transferors and Planet Parties agree to use their commercially reasonable efforts to take (or cause to be taken) all appropriate action and to do (or cause to be done) all things reasonably necessary, proper or advisable under applicable Laws to consummate and make effective the Transaction, including: (B) using commercially reasonable efforts to promptly obtain all Governmental Approvals and all other approvals as are necessary for consummation of the transactions contemplated by this Agreement; and (B) to fulfill all conditions precedent applicable to such Party pursuant to this Agreement.

(ii) If at any time after the Closing any further action is necessary to carry out the purposes of this Agreement or to vest Planet Parties with full title to the Acquired Assets and the assumption of the Assumed Liabilities or to vest Transferors with full title of the Consideration, then the proper representatives of Planet Parties and Transferors shall take all action reasonably necessary (including executing and delivering further notices, releases and agreements); provided that, if such action is necessary due to events or circumstances particular to Planet Parties, then Planet Parties shall bear the cost of such action and such costs shall not be applied toward the Consideration.

(h) Certain Transactions. Prior to the Closing, neither Planet Parties nor Transferors shall take, or agree to commit to take, any action that would or is reasonably likely to: (A) materially delay the receipt of, or materially impact the ability of a Party to obtain, any Governmental Approval necessary for the consummation of the Transaction, or (B) cause any Governmental Authority to commence or re-open a proceeding that could reasonably be expected to challenge or prevent the Transactions or delay the Closing.

(i) Risk of Loss of Assets.

(i) Condemnation. If, prior to the Closing, action is initiated to take (or Transferors receives notice of a taking of) any material portion of the Real Property or the Premises (or any of the parking servicing said Real Property) by eminent domain proceedings or by deed in lieu thereof, Planet Parties may at or prior to the Closing terminate this Agreement, or Planet Parties may defer the Closing for a period not in excess of sixty (60) days for the Parties to attempt to renegotiate the provisions hereof (and upon failure of a written agreement to be reached from such renegotiation, Planet Parties shall again be entitled to terminate this Agreement; provided, however, if Notice of Planet Parties' election not to terminate pursuant to this Section 10(i)(i) is not received by Transferors within thirty (30) days following expiration of such 60-day period, then it shall deemed that Planet Parties have elected to terminate this Agreement). For the purposes of this provision, a "material" portion of the Real Property shall mean a portion of the Real Property with a fair market value greater than One Million Dollars ($1,000,000.00), as reasonably determined by Appraisal or offer from the Government Authority.

(ii) Casualty. Transferors assume all risks and liability for damage to or injury occurring to the Acquired Assets by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If the Acquired Assets, or any part thereof, suffer any material damage prior to Closing, Planet Parties may, prior to Closing, terminate this Agreement and receive a return of the Deposit, or Planet Parties may defer the Closing for a period not in excess of sixty (60) days for the parties to attempt to renegotiate the provisions hereof (and upon failure of a written agreement to be reached by such renegotiation, Planet Parties shall again be entitled to terminate this Agreement For the purposes of this provision, a "material" damage of the Acquired Assets shall mean damage with a fair market value greater than Five Hundred Thousand Dollars ($500,000.00), as reasonably determined by the insurance adjusters.

(j) No Negotiation. Until such time, if any, as this Agreement is terminated pursuant to Section 15, Transferors shall not, nor shall Transferors cause or permit any of Transferors representatives to, directly or indirectly, solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, or provide any nonpublic information to, any Person (other than the Planet Parties) relating to any merger, consolidation or combination to which the Transferors is a party, any sale, dividend, split or other disposition of Shares or any sale, dividend or other disposition of all or substantially all of the assets and properties of Warner and/or Newtonian, or any management agreement, joint venture, sublease or similar arrangement (an "Acquisition Transaction"). Transferors covenant that from the Effective Date through the Closing Date (or the termination of this Agreement), the Transferors shall not, directly or indirectly, enter into or authorize, or permit any representative to enter into, any negotiation, letter of intent, commitment, agreement, understanding, or agreement in principle with any third Person for an Acquisition Transaction.

(k) Disclosure Schedule.

(i) Between the Effective Date and the Closing Date, Transferors shall use Transferors' reasonable best efforts to promptly correct and supplement the information set forth on the Disclosure Schedule delivered by Transferors pursuant to this Agreement in order to cause such Disclosure Schedule to remain correct and complete in all respects, including, without limitation, if the Business commences operations. Transferors' delivery to Planet Parties of any corrections or supplements shall, without further notice or action on the part of Transferors or Purchaser, immediately and automatically constitute an amendment to the Disclosure Schedule to which such corrections and supplements relate; provided, however, that solely for purposes of determining whether the condition precedent pursuant to Section 12.(a) has been satisfied, or

whether Purchaser has the right to terminate this Agreement pursuant to Section 15.(a), any such amendment to the Disclosure Schedule shall be disregarded.

(ii) The information in the Disclosure Schedule constitutes: (i) exceptions to particular representations, warranties, covenants and obligations of Transferors as set forth in this Agreement; or (ii) descriptions or lists of assets and other items referred to in this Agreement. If there is any inconsistency between the statements in this Agreement and those in the Disclosure Schedule (other than an exception expressly set forth as such in the Disclosure Schedule with respect to a specifically identified representation or warranty), the statements in this Agreement shall control.

(iii) The statements in the Disclosure Schedule, and those in any supplement thereto, relate only to the provisions in the Section of this Agreement to which they expressly relate and not to any other provision in this Agreement.

11. Closing Deliveries.

(a) Transferors' Closing Deliveries. On or before the Closing Date, Transferors shall execute, acknowledge and deliver (as appropriate) the following (collectively, "Transferors' Closing Documents"):

(i) From Desmet and Sibia, stock powers in the form attached hereto as Exhibit E and by this reference incorporated herein, with the certificate (if not uncertificated) representing the Shares endorsed to Purchaser;

(ii) From Warner, counterpart signature pages of Warner and Grove to the Assignment and Assumption of Lease in the form attached hereto as Exhibit F and by this reference incorporated herein;

(iii) From Warner, a Bill of Sale for the Improvements in the form attached hereto as Exhibit G and by this reference incorporated herein;

(iv) From Warner, an assignment and assumption agreement to transfer the Contracts assumed by Purchaser to Purchaser, respectively, pursuant to Section 4(a) and (c), in the form attached hereto as Exhibit H and by this reference incorporated herein (the "Assignment and Assumption Agreement");

(v) From Sibia and Desmet a FIRPTA Certificate;

(vi) From Warner an owner's affidavit, in the customary form acceptable to Warner, with respect to the absence of claims which would give rise to mechanics' liens and the absence of parties in possession of the Premises other than Warner, or such other assurances as shall be reasonably required;

(vii) certificates of good standing for Newtonian issued by the Delaware Secretary of State and for Warner issued by the New York Secretary of State no more than ten (10) days prior to the Closing Date;

(viii) such organizational and authority documents of Transferors as shall be reasonably required by Planet Parties to evidence Transferors' authority to consummate the transactions contemplated by this Agreement;

(ix) a Closing Statement, executed by Transferors, setting forth the debits and credits in connection with the Transaction evidenced by this Agreement;

(x) Signature pages to the Lock Up Agreement;

(xi) Executed Questionnaires; and

(xii) all such other instruments or documents as may be reasonably required by Planet Parties in order to consummate the transactions contemplated by this Agreement.

(b) Planet Parties' Closing Deliveries. On or before the Closing Date, Planet Parties shall execute, acknowledge and deliver (as appropriate) the following ("Planet Parties' Closing Documents"):

(i) the balance of the Cash Consideration subject to the Adjustment Amount, to accounts designated by Sibia and Desmet;

(ii) evidence that the Restricted Stock has been issued in the names of Sibia and Desmet, respectively on the Direct Registration book entry system maintained for Parent's stock;

(iii) a certificate of good standing for Planet Parties issued by the applicable Governmental Authority of each jurisdiction in which such entity is organized, not more than ten (10) days prior to the Closing Date;

(iv) such organizational and authority documents of Planet Parties as shall be reasonably required by Transferors to evidence each Planet Parties' authority to consummate the transactions contemplated by this Agreement;

(v) a Closing Statement, executed by Planet Parties, setting forth the debits and credits in connection with the transactions evidenced by this Agreement;

(vi) Signature page to the Lock Up Agreement;

(vii) Signature pages to the Assignment and Assumption of Lease, and Assignment and Assumption Agreement; and

(viii) all such other instruments or documents as may be reasonably required by Transferors in order to consummate the transactions contemplated by this Agreement.

12. Conditions Precedent.

(a) Conditions Precedent to Planet Parties' Obligations. The obligation of Planet Parties to Close the Transaction shall be subject to the following conditions (all or any of which may be waived in writing, in whole or in part, by Planet Parties):

(i) The representations and warranties made by Transferors shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, and Transferors shall have executed and delivered to Planet Parties a certificate dated as of the Closing Date to the foregoing effect;

(ii) Transferors shall have performed all covenants and obligations required by this Agreement to be performed or complied with by Transferors on or before the Closing Date;

(iii) On the Closing Date, (A) Warner's leasehold interest in the Premises shall be marketable and free-and-clear of all liens, mortgages, deeds of trust, Encumbrances, easements, leases, conditions and other matters affecting title other than the Permitted Encumbrances and (B) Grove shall have delivered the Consent to Assignment of Lease executed by Grove and containing provisions required by Section 10(e)(iv);

(iv) Planet 13 shall have received all necessary Governmental Approvals, including, without limitation, the Cannabis Approvals;

(v)Transferors shall have delivered all of Transferors' Closing Documents.

(v) Transferors shall have obtained an addendum or modification of the Lease which provides a twenty-five percent (25%) Base Rent (as defined in the Lease) abatement beginning April 1, 2020 and ending the earlier of Planet 13 (or its affiliate) opening for business to the public at the Premises (or a portion thereof) or April 1, 2021.

(b) Conditions Precedent to Transferor's Obligations. The obligation of the Transferors to complete the Transaction shall be subject to the following conditions (all or any of which may be waived in writing, in whole or in part, by the Transferors):

(i) The representations and warranties made by Planet Parties shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, and Planet Parties shall have executed and delivered to Transferors a certificate dated as of the Closing Date to the foregoing effect;

(ii) Planet Parties shall have performed all covenants and obligations required by this Agreement to be performed or complied with by Planet Parties on or before the Closing Date; and

(iii) Planet Parties shall have received all necessary Governmental Approvals; and.

(iv) Planet Parties shall have delivered all of Planet Parties' Closing Documents.

13. Closing.

(a) Closing Date. The consummation of the purchase and sale provided for in this Agreement (the "Closing") shall take place after January 1, 2020, within the earlier of (i) ten (10) days after the Planet Parties' submission to the Bureau of the notification of change of ownership of Newtonian to be effected by the Share Exchange, or (ii) receipt of Planet Parties' Annual License, subject to the satisfaction or waiver of all conditions precedent to Closing as further described in Section 12 (other than conditions which, by their nature, are to be satisfied on the Closing Date), but in any event not more than twelve (12) months after the Effective Date (the "Closing Date"). The Closing shall occur at the offices of Stuart Kane, LLP, 620 Newport

Center Dr., Suite 200, Newport Beach, California, unless otherwise agreed to by the Partiesvia electronic mail and FedEx or similar courier services.

(b) Cannabis Approval Extension. If, on or before the Closing Date specified in Section 13(a), all required Cannabis Approvals have not been received, and provided that Planet Parties have acted with commercially reasonable diligence in seeking to obtain all required Cannabis Approvals and has not been denied any such Cannabis Approvals, then Planet Parties may obtain a sixty-day (60) day extension to the Closing Date by providing written Notice to Transferors and depositing a One Hundred Thousand U.S. Dollars ($100,000.00) as an extension fee with the Escrow Holder for such sixty-day extension, which extension fee shall become part of the Deposit, be non-refundable to Planet Parties, and be applied to the Cash Consideration at Closing.

(c) Resignations; Termination of all Bonds and Sureties. Desmet and Sibia shall deliver to the Planet Parties written resignations, effective as of the Closing Date, as a director, officer, and employee of Newtonian; provided however, Desmet shall remain as a director of Newtonian at the election of Planet Parties, and if so elected, may not resign as such director without the express written approval of Planet 13. Desmet and Sibia will arrange to have themselves removed from any surety bonds, guarantees and similar agreements and instruments that create a financial or legal obligation running from such Person to Newtonian or any other Person to the extent related to the Business and shall remove all of their designees from any Permits within five (5) Business Days of the Closing and take action to substitute Planet Parties' designee on each such Permit.

14. Prorations and Closing Expenses.

(a) Taxes, Utilities and Approved Contracts. All income and expenses related to the Approved Contracts (excluding the Lease and Buildout Loan), shall be apportioned between Planet Parties and Transferors as of 12:01 a.m. on the Closing Date and the Cruzado Payment shall not reduce the Cash Consideration in an amount equal to the Cruzado Payment (collectively, the "Adjustment Amount"). Notwithstanding the foregoing, the Adjustment Amount shall not include any fees, costs, obligations or expenses related to the Lease or amounts to satisfy any obligations under the Buildout Loan, which shall be assumed by Purchaser. All delinquent Taxes and all delinquent assessments, if any, attributable to the Premises will be paid at the Closing from the Buildout Loan. Any supplemental Taxes billed after the Closing Date for periods prior to August 1, 2019, will be paid promptly by Transferors. This Section 14(a) shall survive the Closing.

(b) Other Provisions. Any amounts or fees payable under any Permitted Encumbrances shall be prorated as of 12:01 a.m. on the Closing Date.

(c) Method of Proration. All prorations will be made as of the date of Closing based on a 365-day year or a 30-day month, as applicable.

(d) Limitations on Expenses. Notwithstanding anything in this Agreement, any fees, costs and expenses related to the preparation, submission and revision of any application to extend, renew or change ownership of the Privileged License or a new Annual License or succession or transfer of the Regulatory Safety Permit shall not reduce the Deposit, nor reduce the Consideration nor be considered part of the Buildout Loan ("Planet Costs"). All Planet Costs shall be reimbursed or paid for directly by Planet Parties. In the event that final documentation of any such item is not available at the Closing, the required proration shall be made on the basis

of the best available documentation and a further proration shall be made between the Parties when the final documentation or billing becomes available.

15. Termination and Remedies.

(a) Termination. This Agreement may be terminated and the transactions contemplated by this Agreement abandoned:

(i) by mutual written consent of Transferors and Planet Parties;

(ii) by either Transferors or Planet Parties, if not in default of its obligations hereunder, and any Governmental Authorities have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the Transaction;

(iii) by Transferors if (A) there shall have been any material breach of a representation, warranty, covenant, or obligation of any Planet Party and, if such breach is curable, such default shall not have been remedied within ten (10) days after receipt of written Notice from Transferors specifying such breach and requesting that it be remedied (or if more than ten (10) days shall be required because of the nature of the default, if Planet Parties shall fail to diligently proceed to commence to cure the default after written notice) (B) any Planet Party shall commence a voluntary Insolvency Proceeding; or (C) an Insolvency Proceeding shall be commenced against Planet Party and such Insolvency Proceeding shall remain undismissed and unstayed for a period of sixty (60) days (collectively, "Planet Parties' Event of Default");

(iv) by Planet Parties if there shall have been any material breach of a representation, warranty, covenant, or obligation of the Transferors and, if such breach is curable, such default shall not have been remedied within ten (10) days after receipt of written Notice from Planet Parties specifying such breach and requesting that it be remedied (or if more than ten (10) days shall be required because of the nature of the default, if Transferors shall fail to diligently proceed to commence to cure the default after written notice) ("Transferors' Event of Default");

(v) ~~by Planet Parties prior to the expiration of the Due Diligence Period;~~Intentionally Omitted;

(vi) by either Transferors or Planet Parties if the Governmental Authorities have not approved the Transaction or Purchaser has not received all necessary Cannabis Approvals ~~either: (A)~~ on or before the Closing Date set forth in Section 13(a) ~~if Planet Parties have opted not to exercise any of their extension options as set forth in Section 13(b) herein; or (B) upon the expiration of the extension term if Planet Parties have exercised their right to an extension pursuant to Section 13(b)~~.

(b) Effect of Termination.

(i) Except as otherwise expressly provided in this Agreement, all fees and expenses incurred in connection with this Agreement and the Transaction shall be paid by the Party incurring such expenses, whether or not the Closing is consummated.

(ii) Upon the termination of this Agreement by Transferors pursuant to Planet Parties' Event of Default, the Deposit shall be payable to Transferors. Upon termination of this Agreement prior to the expiration of the Due Diligence Period or pursuant to a

Transferors' Event of Default, termination pursuant to Section 9(a), 10(e) or 10(i) the Deposit shall be payable to Planet Parties.

(c) Remedies.

(i) UPON THE PLANET PARTIES' EVENT OF DEFAULT, AND IF TRANSFERORS HAVE PERFORMED ALL OF TRANSFERORS' OBLIGATIONS UNDER THIS AGREEMENT REQUIRED TO BE PERFORMED AT OR PRIOR TO THE TIME OF PLANET PARTIES' EVENT OF DEFAULT, ESCROW HOLDER MAY BE INSTRUCTED BY TRANSFERORS TO CANCEL THE AGREEMENT, AT WHICH TIME ALL PARTIES HERETO SHALL BE RELEASED FROM THEIR OBLIGATIONS HEREUNDER, EXCEPT FOR THOSE PROVISIONS THAT EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE BUILDOUT LOAN PLANET PARTIES AND TRANSFERORS AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH TRANSFERORS' DAMAGE BY REASON OF PLANET PARTIES' EVENT OF DEFAULT. ACCORDINGLY, PLANET PARTIES AND TRANSFERORS AGREE THAT IT WOULD BE REASONABLE AT SUCH TIME TO AWARD TRANSFERORS "LIQUIDATED DAMAGES" EQUAL TO THE AMOUNT OF THE DEPOSIT AND CANCELLATION OF THE OUTSTANDING LOAN AMOUNT OF BUILDOUT LOAN. TRANSFERORS AND PLANET PARTIES ACKNOWLEDGE AND AGREE THAT THE FOREGOING AMOUNT IS REASONABLE AS LIQUIDATED DAMAGES AND SHALL BE TRANSFERORS' SOLE AND EXCLUSIVE REMEDY IN LIEU OF ANY OTHER RELIEF, RIGHT OR REMEDY, AT LAW OR IN EQUITY, TO WHICH TRANSFERORS MIGHT OTHERWISE BE ENTITLED BY REASON OF PLANET PARTIES' EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, TRANSFERORS SHALL, IN ADDITION TO ANY LIQUIDATED DAMAGES PROVIDED TO TRANSFERORS PURSUANT TO THIS AGREEMENT, RETAIN (1) THE RIGHT TO ENFORCE PLANET PARTIES' INDEMNIFICATION OBLIGATIONS HEREIN, AND (2) THE RIGHT TO RECOVER REASONABLE ATTORNEYS' FEES AND COSTS IN CONNECTION WITH SUCH ENFORCEMENT AND FOR THE ENFORCEMENT OF THE LIQUIDATED DAMAGES PROVISIONS OF THIS SECTION.

(ii) Upon Transferors' Event of Default, and if the Planet Parties have performed all of the Planet Parties' obligations under this Agreement required to be performed at or prior to the time of Transferors' Event of Default, Planet Parties shall be entitled to either: (i) seek specific performance of Transferor's obligations hereunder; or (ii) terminate this Agreement and shall be entitled to the return of the Deposit within one (1) day after written Notice of such termination is delivered by Planet Parties and to Escrow Holder, at which time all Parties hereto shall be released from their obligations hereunder, except for those provisions that expressly survive the termination of this Agreement. Planet Parties shall be entitled to bring an action against Transferors for specific performance of this Agreement without right to any damages or other equitable relief whatsoever. In addition, the Planet Parties shall have all rights granted them pursuant to the Buildout Loan documents. Nothing contained in this Section 15 shall relieve or limit the liability of a Party to this Agreement for any fraudulent or willful breach of this Agreement.

16. Miscellaneous.

(a) Entire Agreement. This Agreement embodies the entire agreement between the Parties relative to the subject matter hereof, and there are no oral or written agreements

between the Parties, nor any representations made by any Party relative to the subject matter hereof, which are not expressly set forth herein. No change or modification of this Agreement shall be valid unless in writing and signed by both Planet Parties and Transferors. No waiver of any of the provisions of this Agreement shall be valid unless in writing and signed by the Party against whom it is sought to be enforced. Specifically, upon full execution of this Agreement by the Parties, the Letter of Intent entered into between the Parties dated April 26, 2019, and the Memorandum of Understanding entered into between the Parties dated June 6, 2019, are deemed terminated.

(b) Assignment Benefits and Burdens. Neither the Transferors nor the Planet Parties may assign any of its rights under this Agreement without the prior written consent of the other Parties, which consent may not be unreasonably withheld. All terms of this Agreement shall be binding upon, and inure to the benefit of, the Parties hereto and their respective legal representatives, successors and assigns.

(c) Governing Law; Prevailing Party Attorney Fees; Waiver of Jury Trial.

(i) This Agreement concerns property located in the State of California, and shall be construed and enforced in accordance with the Laws of the State of California.

(ii) Venue for any action, litigation, or proceeding arising out of or concerning this Agreement shall be in Orange County, California, and the Parties expressly consent to the jurisdiction of the state and federal courts located in Orange County, California.

(iii) Notwithstanding any provision in this Agreement to the contrary, in the event of a dispute with respect to the subject matter of this Agreement, the prevailing Party in any proceeding, including arbitration commenced to resolve such disputes, shall be entitled to an award of its reasonable attorneys' fees and court or arbitration costs incurred in resolving or settling the dispute, in addition to any and all other damages or relief which the court or arbitrator may deem proper.

(iv) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTION OR THEREBY.

(d) Notices. All notices, consents, requests, demands, claims and other communications (each, a "Notice") required or permitted to be given or made under this Agreement must be in writing. Any notice, request, demand, claim, or other communication will be deemed duly given and received: (i) if personally delivered, when so delivered; (ii) if mailed, three (3) Business Days after having been sent by registered or certified U.S. mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below; (iii) if given by fax, once such notice or other communication is transmitted to the fax number specified below and the appropriate fax printout confirmation is received, provided that such notice or other communication is promptly thereafter mailed in accordance with the provisions of clause (ii) above; or (iv) if sent through a same-day or overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent:

To the Transferors: Sarah Sibia or Warner Management Group, LLC
[REDACTED]
[REDACTED]
Fax: None
Tel.: [REDACTED]
Email: [REDACTED]

Kyle Desmet or Newtonian Principles, Inc.
[REDACTED]
[REDACTED]
Fax: None
Tel.: [REDACTED]
Email: [REDACTED]

with a mandatory copy to (which shall not constitute Notice):
Stuart Kane LLP
620 Newport Center Dr., Unit 200
Newport Beach, California 92660
Fax: None
Tel.: [REDACTED]
Attn.: Cole F. Morgan
Email: [REDACTED]

To Planet Parties: Planet 13 Holdings, Inc.
BLC Management Company, LLC
2548 West Desert Inn Road
Las Vegas, Nevada 89109
Attn: Leighton Koehler
Fax: [REDACTED]
Tel.: [REDACTED]
Email: [REDACTED]

with a mandatory copy to (which shall not constitute Notice):
~~Lewis Brisbois Bisgaard & Smith LLP~~Holley Driggs
~~6385~~400 S. ~~Rainbow Blvd~~4th St., Suite ~~600~~300
Las Vegas, Nevada ~~89118~~89101
Fax: [REDACTED]
Tel.: [REDACTED]
Attn: Michael Kearney
Email: [REDACTED]

(e) Indemnification.

(i) Indemnification by Planet Parties. Subject to the limits set forth in this Section 16(e), Planet Parties jointly and severally agree to indemnify Transferors and each of their respective directors, officers, shareholders, managers, and agents, harmless from and in respect of any and all losses, damages, liability, costs and expenses (including, without limitation, reasonable expenses of investigation and defense fees and disbursements of counsel and other professionals) (collectively, "Losses"), arising directly or indirectly out of or directly or indirectly due to any material inaccuracy of any representation or the breach of any warranty,

covenant, undertaking, assumption of liabilities (including, without limitation, contractual obligations) or other agreement of Planet Parties contained in this Agreement.

(ii) Indemnification by Transferors. Subject to the limits set forth in this Section 16(e), Sibia and Desmet jointly and severally, agree to indemnify, defend, and hold the Planet Parties harmless from and in respect of any and all Losses arising directly or indirectly out of or directly or indirectly due to ~~(i)~~ any material inaccuracy of any representation or the breach of any warranty, covenant, undertaking, or other agreement of the Transferors contained in this Agreement~~; and (ii) any claims by Randy Cruzado related to the Cruzado Agreement~~.

(iii) Survival of Representations, Warranties and Covenants; Limitations on Indemnity. The representations and warranties of the Parties (other than the Fundamental Representations) or in any instrument delivered pursuant to this Agreement will survive the Closing Date and will remain in full force and effect thereafter for a period of twelve (12) months. The representations and warranties of the Transferors contained in Section 6(d) and (j) the ("Fundamental Representations"), shall survive until expiration of the statute of limitations in respect thereof. Notwithstanding anything to the contrary contained herein, Planet Parties shall not be entitled to recover Losses from Transferors nor shall Transferors be entitled to recover Losses from Planet Parties unless and until the total of all claims for Losses with respect to any inaccuracy or breach of any such representations or warranties or breach of any covenants, undertakings or other agreements, whether such claims are brought under this Section 16(e) or otherwise, exceeds Twenty Five Thousand U.S. Dollars ($25,000.00) in the aggregate (the "Deductible"). If the total amount of such Losses exceeds the Deductible, then the Party entitled to recover hereunder shall be entitled to recover the amount of such Losses exceeding Twenty-Five Thousand U.S. Dollars ($25,000); provided, however, that the aggregate amount of Losses that may be recovered by Planet Parties from Transferors shall not exceed Three Million U.S. Dollars $2,500,000.00 (the "Cap"). Neither the Deductible or the Cap shall apply to Excluded Liabilities, Losses arising from fraud, or breach of the Fundamental Representations. Notwithstanding anything in this Agreement, in no event shall any Party be required to indemnify any other Party, and no Party, nor any of its respective employees, agents or contractors shall be liable under any theory of liability to any other Party or any party claiming through or on behalf of such other Party for indirect, special, incidental, remote, or consequential damages including without limitation, lost profits and revenues arising under or in connection with this Agreement or the Transaction.

(iv) Materiality. Notwithstanding anything to the contrary in this Agreement, for purposes of determining whether there has been a breach and the amount of any Losses that are the subject matter of an indemnification claim, each representation, warranty and other provision contained in this Agreement and each ancillary agreement is to be read without regard and without giving effect to any materiality, material adverse effect or similar standard or qualification contained in such representation or warranty (as if such standard or qualification were deleted from such representation and warranty or other provision) unless described otherwise (e.g. "material breach"; "materially adverse", etc.).

(f) Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(g) Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purpose of convenience; such captions are not a part

of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

(h) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transaction is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that Transaction are fulfilled to the extent possible.

(i) Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(j) Legal Representation of the Parties. Each Party hereto has participated in the drafting of this Agreement, which each Party acknowledges is the result of extensive negotiations between the Parties. In the event of any ambiguity or question of intent arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(k) Time of the Essence. Time is of the essence with respect to the time periods set forth in this Agreement.

(l) Exchange or Installment Sale Cooperation. Planet Parties hereby acknowledge that Warner may elect to effect a tax-deferred exchange under Section 1031 of the *Internal Revenue Code* or to effect a tax-deferred installment sale under Section 453 of the *Internal Revenue Code,* but in either such event Transferors shall not on that account delay the Closing or cause additional expense to Planet Parties. Transferors' rights under this Agreement, but not Transferors' duties or obligations, may be assigned to a qualified intermediary under either Section 1031 or Section 453, for the purposes of completing such an exchange or installment sale. Planet Parties consent thereto and agree to cooperate with Transferors and the intermediary to permit the exchange or installment sale to be completed. In the event of such an exchange or installment sale and assignment, Transferors shall nonetheless convey title to the applicable property directly to Planet Parties as provided in this Agreement. In the event of such an exchange or installment sale and assignment, Transferors' duties and obligations, if any, under this Agreement for performance after Closing and Transferors' representations and warranties herein shall remain with Transferors' and not pass to, or be undertaken or assumed by, the intermediary.

[*Signatures appear on the following page.*]

IN WITNESS WHEREOF, Planet Parties and Transferors have signed this Agreement on the Effective Date.

PLANET PARTIES:

Planet 13 Holdings Inc., a Canadian corporation

By: ______________________________
Name: Robert Groesbeck
Its: Co-Chief Executive Officer

By______________________________
Name: Larry Scheffler
Its: Co Chief Executive Officer

BLC Management Company, LLC, a Nevada limited liability company

By: ______________________________
Name: Robert Groesbeck
Its: Manager

By______________________________
Name: Larry Scheffler
Its: Manager

TRANSFERORS:

Warner Management Group, LLC, a New York limited liability company

By: ______________________________
Name: Sarah Sibia
Its: Manager

By: ______________________________
Name: Sarah Sibia, Individually

Newtonian Principles Inc., a Delaware corporation

By: ______________________________
Name: Kyle Desmet
Its: President

By:
____
Name: Kyle Desmet, Individually

EXHIBITS

Exhibit A	Lease
Exhibit B	Lock Up Agreement
Exhibit C	Questionnaire
Exhibit D	Intentionally Omitted
Exhibit E	Newtonian Stock Power
Exhibit F	Assignment and Assumption of Lease
Exhibit G	Bill of Sale
Exhibit H	Assignment and Assumption Agreement

SCHEDULES

SCHEDULE 1

DEFINITIONS

"Acquired Assets" has the meaning ascribed to it in Section 3(a).

"Acquisition Transaction" has the meaning ascribed to it in Section 10(j).

"Adjustment Amount has the meaning ascribed to it in Section 14(c).

"Adult" or "Adults" means a person or persons, respectively, twenty-one (21) years of age or older.

"Affiliate" of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" has the meaning ascribed to it in the introductory paragraph.

"Annual License" has the meaning ascribed to it in Section 5(e).

"Approved Contract" has the meaning ascribed to in Section 4(c).

"Asset Sale" has the meaning ascribed to it in Recital F.

"Assignment and Assumption Agreement" has the meaning ascribed to it in Section 11(a)(iii).

"Assignment and Assumption of Lease" has the meaning ascribed to it in Section 11(a).

"Assumed Liabilities" has the meaning ascribed to it in Section 4(a).

"Bill of Sale" has the meaning ascribed to it in Section 11(a).

"Books and Records" means all books, records, ledgers, files, information, data, and other written materials to the extent related to the ownership or operation of the Business, including, without limitation, books and records relating to accounting and tax matters.

"Buildout" has the meaning ascribed to it in Section 9(a).

"Buildout Loan" has the meaning ascribed to it in Section 9(a).

"Bureau" has the meaning ascribed to in Recital C.

"Business" has the meaning ascribed to in Recital D.

"Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of California.

"Canadian Securities Laws" means applicable Canadian provincial and territorial securities laws.

"Cannabis" means "cannabis" as defined by Section 11018 of the California Health and Safety Code, as amended, and "cannabis" as defined in Section 40-2 paragraph 7 of Chapter 40.

"Cannabis Approvals" means all Cannabis and land use regulatory registrations, findings of suitability, licenses, consents, approvals, waivers and authorizations that are necessary for the Planet Parties to complete the Transaction and to conduct (through ownership of Newtonian) Adult recreational sale of Cannabis Products at the Premises, including with limitation, a City of Santa Ana business license, a Regulatory Safety Permit, a Certificate of Occupancy and the Privileged License or Annual License.

"Cannabis Authority" means the Bureau and any other state, county or city regulatory or administrative authority, agency, board, commission or official responsible for or involved in the licensing and regulation of recreational cannabis cultivation and sales in any jurisdiction, including, within the State of California, the, Orange County, or the City of Santa Ana, including, without limitation, the Bureau

"Cannabis Laws" means all laws, statutes, regulations, rules, ordinances and codes pursuant to which any Cannabis Authority possesses regulatory, licensing, approval or permit authority over cannabis cultivation and the sale of recreational Cannabis Products conducted at the Premises, including Business and Professions Code Section 26000 et. seq. and Chapter 40.

"Cannabis Products" means "cannabis products" as defined by Section 11018.1 of the California Health and Safety Code, as amended, and "cannabis" as defined in Section 40-2 paragraph 7 of Chapter 40.

"Cash Consideration" has the meaning ascribed to it Section 2(a).

~~"Cash Consideration Escrow" has the meaning ascribed to it Section 2(e).~~

"Cap" has the meaning ascribed to it Section 16(e)(iii).

"CCC" means the California Corporations Code.

"Chapter 40" has the meaning ascribed to in in Section 6(h)(i).

"Closing" means the closing of the purchase and sale of the Acquired Assets in accordance with Section 13(a).

"Closing Date" means the date of Closing provided for in Section 13(a).

"Closing Statement" shall mean the statement prepared by the Parties in accordance with Section 11.

"Consideration" has the meaning ascribed to it in Section 2(a).

"Constituent Documents" means the articles or certificate of organization or incorporation, operating agreement, partnership agreement, bylaws, certificate of limited partnership, and all similar organizational or constituent governing documents of a Person.

"Contracts" means all contracts, agreements and obligations currently in force relating to the Acquired Assets, Newtonian and Warner including, without limitation, all sale, management,

construction, insurance, commission, architectural, engineering, operating, employment, service, supply and maintenance agreements.

"Cruzado Agreement" has the meaning ascribed to it in Section 10(e).

"Deductible" has the meaning ascribed to it Section 16(e)(iii).

"Deposit" has the meaning ascribed to it in Section 2(c).

"Designated Parking" has the meaning ascribed to it in Section 6(b)(v).

"Desmet" has the meaning ascribed to it in the Preamble.

"Disclosure Schedules" or "Schedule" means the Disclosure Schedules delivered by Transferors and Planet Parties concurrently with the execution and delivery of this Agreement.

"Due Diligence Period" has the meaning ascribed to in in Section 8(a)).

"Effective Date" has the meaning ascribed to it in the Preamble.

"Encumbrance" means any charge, claim, community or other marital property interest, condition, equitable interest, lien, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.

~~"Entitlement Approval" has the meaning ascribed to in in Section 10(e).~~

~~"Entitlement Approval Extension" has the meaning ascribed to in in Section 10(e).~~

"Environmental Claim" has the meaning ascribed to it in Section 6(i).

"Environmental Law" means any Law or order relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or other Hazardous Material or wastes into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land, subsurface strata, CERCLA or CERCLIS), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or other Hazardous Materials.

"Environmental Permits" has the meaning ascribed to it in Section 6.(i).

"Escrow Holder" means Lewis Brisbois or such other escrow holder as the Parties shall agree.

"Excluded Assets" has the meaning ascribed to it in Section 3(b).

"Excluded Liabilities" has the meaning ascribed to it in Section 4(b).

"Excluded Personal Property" has the meaning ascribed to it in Section 3(b).

"Express Representations" has the meaning ascribed to it in Section 7.

"FIRPTA" means the Foreign Interest in Real Property Transfer Act.

"Fundamental Representations" has the meaning ascribed to in in Section 16(e).

"Governmental Approvals" has the meaning ascribed to in in Section 10(d).

"Governmental Authority" means any federal, state, local, or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision (including any Cannabis Authority), or any self-regulated organization or other non-governmental regulatory authority or quasi-Governmental Authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

"Governmental Regulation" means any Laws, ordinances, rules, requirements, resolutions, policy statements and regulations (including, without limitation, those relating to land use, subdivision, zoning, environmental, toxic or hazardous waste, occupational health and safety, water, earthquake hazard reduction, and building and fire codes) of the Governmental Authorities bearing on the construction, alteration, rehabilitation, maintenance, use, operation or sale of the Acquired Assets.

"Grove" means Grove Investment Company, a California general partnership.

"Hazardous Substance" means asbestos, petroleum products and by-products, any other hazardous or toxic building material, and any hazardous, toxic, or dangerous waste, substance or material defined as such in or for the purpose of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq., any so called "Super fund" or "Super Lien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards or conduct concerning, any hazardous, toxic, or dangerous waste, substance or material or underground storage tanks, now in effect

"Improvements" has the meaning ascribed to it in Section 3(a)(ii).

"Initial Deposit" has the meaning ascribed to it in Section 2(c).

"Insolvency Proceeding" shall mean any proceeding commenced by or against any Person under any provision of the Title 11 of the United States Code (11 U.S.C. 101 et seq.) or under any other bankruptcy or insolvency Law, including without limitation, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with such Person's creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

"Intangible Property" has the meaning ascribed to it in Section 3(a)(viii).

"Knowledge" means, with respect to Planet Parties , the actual knowledge of Larry Scheffler or Robert Groesbeck, and with respect to Transferors, the actual knowledge of Kyle Desmet and Sarah Sibia.

"Law" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

"Lease" means that certain Standard Industrial Commercial Multi-Tenant Lease – Net, between Warner as Lessee and Grove, as Lessor, including all amendments and exhibits thereto and assignments thereof, in substantially the form attached hereto as Exhibit A and by this reference incorporated herein.

"License" means all licenses, Permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Government Authority, including without limitation the Privileged License.

"Losses" has the meaning ascribed to it in Section 16(e).

"Management Agreement" has the meaning ascribed to it in Section 9(b).

"Purchaser" has the meaning ascribed to it in the Preamble.

"Publication" has the meaning ascribed to it in Section 10(c).

"Newtonian" has the meaning ascribed to it in the Preamble.

"Purchaser" has the meaning ascribed to it in the Preamble.

"Notice" has the meaning ascribed to in in Section 16(d).

"Ordinary Course of Business" means an action taken by a Person will be deemed to have been taken in the Ordinary Course of Business only if that action:

(i) is consistent in nature, scope and magnitude with the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person;

(ii) does not require authorization by the officer or director of such Person (or by any Person or group of Persons exercising similar authority) and does not require any other separate or special authorization of any nature; and

(iii) is similar in nature, scope and magnitude to actions customarily taken, without any separate or special authorization, in the ordinary course of the normal, day-to-day operations of other Persons that are in the same line of business as such Person.

"Parent" has the meaning ascribed to it in the Preamble.

"Party" means any of the Transferors or Planet Parties.

"Parties" means all of the Transferors and Planet Parties.

"Permit" means any license, approval, certificate, franchise, registration, permit, right of way, authorization, variance, subdivision map, plan, entitlement, and waiver acquired, being acquired, applied for, or used, and all agreements with, and any waivers, licenses, permits, and approvals from or to any Government Authority

"Permitted Encumbrances" means any easement, right of way, encroachment, conflict, discrepancy, overlapping of improvements, protrusion, lien, encumbrance, restriction, condition, covenant, exception, including the Lease and Assumed Liabilities, or other matter with respect to the Real Property, Premises, the Acquired Assets of the Business approved by Planet Parties.

"Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company, limited liability partnership, Governmental Authority, or other entity of whatever nature.

"Phase I Work of Improvement" has the meaning ascribed to it in Section 9(a).

"Phase II Work of Improvement" has the meaning ascribed to it in Section 9(a).

"Planet Costs" has the meaning ascribed to it in Section 14(a).

"Planet Parties' Agents" has the meaning ascribed to it in Section 8(a).

"Planet Parties' Closing Documents" has the meaning ascribed to it in Section 10(b).

"Premises" has the meaning ascribed to it in Recital B.

"Privileged License" has the meaning ascribed to it in Recital C.

"Purchaser" has the meaning ascribed to in the preamble.

"Questionnaire" means the form of accredited investor questionnaire attached hereto as Exhibit C.

"Real Property" means the commercial property commonly known as South Coast Business Center located at 3400, 2330, 3480, 3500 W. Warner Ave., Santa Ana, California.

"Regulatory Safety Permit" has the meaning ascribed to in Recital C.

"Rejected Contract" has the meaning ascribed to it in Section 4(c).

" Required Consent" has the meaning ascribed to it in Section 10(e).

"Restricted Stock" has the meaning ascribed to it in Section 2(1).

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Security Device" means any ground lease, mortgage, deed of trust, or other hypothecation or security device now or hereafter placed upon the Premises.

"Share Exchanger" has the meaning ascribed to it in Recital F.

"Shares" has the meaning ascribed to it in Recital A.

"Sibia" has the meaning ascribed to it in the Preamble.

"Tangible Personal Property" means all machinery, equipment, tools, furniture, office equipment, computer hardware, supplies, materials, and other items of tangible personal property (other than Operating Supplies) of every kind owned or leased by Warner or Newtonian (wherever located and whether or not carried on the Books and Records), together with any express or implied warranty by the manufacturers or sellers or lessors of any item or component part thereof and all maintenance records and other documents relating thereto.

"Taxes" means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp,

occupation, premium, property (real or personal), real property gains, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

"Transaction" means the transactions contemplated by this Agreement.

"Transaction Documents" means this Agreement and the other agreements, instruments and documents required to be delivered at Closing.

"Transferors" has the meaning ascribed to it in the Preamble

"Transferors' Agents" has the meaning ascribed to it in the Section 8(c).

"Transferors' Closing Documents" has the meaning ascribed to it in Section 11(a).

"Transferors' Expense Reimbursement" has the meaning ascribed to it in the Section 2(d).

"Transferors' Related Parties" has the meaning ascribed to it in the Section 8(f).

"Warner" has the meaning ascribed to it in the preamble.

"Work Product" means all documents delivered to Planet Parties by Transferors related to the Real Property and all other reports, studies and documents prepared by third parties in connection with Planet Parties' investigation of the Real Property. Work Product does not include Planet Parties' internal confidential memoranda relative to the Real Property.

"Work of Improvement" has the meaning ascribed to it in the Section 3(b).

Schedule 3(a)(ii)
Improvements

Subject to the terms and conditions of the Lease, the improvements constructed or partially constructed by Warner at the Premises as of the Closing Date in their as-is condition, which include the improvements completed or partially completed as of the Closing Date pursuant to the final plans by John G. Cataldo for the Buildout.

Schedule 3(a)(iii)
Furniture, Fixtures and Equipment

None.

Schedule 3(b)(iii)
Excluded Assets, Properties and Rights

The personal assets, properties, and rights of Sibia and Desmet.

Schedule 6(b)(i)
Required Consents

1. As required under the Lease;
2. ~~As required by the Cruzado Agreement;~~Intentionally Omitted;
3. As required by any Security Device (as defined by the Lease);
4. As required pursuant to any agreement with the Planet Parties;
5. As required under applicable Cannabis Laws;
6. As required under Chapter 40.

Schedule 6(c)
Legal Proceedings

[REDACTED]

Schedule 6(d)
Taxes

Schedule 6(i)
Environmental

1. As disclosed on Exhibit B to the Lease.

2. As disclosed in that certain Simi-Annual Groundwater Monitoring Report Second Half 2018 by Arcadis for the South Coast Business Center dated February 12, 2019.

Schedule 6(k)
Brokers

1. ~~As required by the Cruzado Agreement.~~ Intentionally Omitted.
2. Matt Young

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Document 1 ID	file://C:\Users\cmorgan\Desktop\Planet 13 - Equity Interest Acquisition Agreement - Santa Ana Property.docx
Description	Planet 13 - Equity Interest Acquisition Agreement - Santa Ana Property
Document 2 ID	file://C:\Users\cmorgan\Desktop\Planet 13 - Equity Interest Acquisition Agreement - Santa Ana Property (AMENDED).docx
Description	Planet 13 - Equity Interest Acquisition Agreement - Santa Ana Property (AMENDED)
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AMENDMENT NO. 2 TO ACQUISITION AGREEMENT

THIS AMENDMENT NO. 2 TO ACQUISITION AGREEMENT (the "Amendment") is made this 20 day of May 2020, by and among BLC Management Company, LLC, a Nevada limited liability company ("Purchaser"), Planet 13 Holdings Inc., a corporation organized under the Canada Business Corporations Act ("Parent" and together with Purchaser the "Planet Parties"), Kyle Desmet ("Desmet"), Newtonian Principles Inc., a Delaware corporation ("Newtonian") Warner Management Group, LLC, a New York limited liability company ("Warner") and Sarah Sibia ("Sibia," and together with Desmet, Newtonian and Warner, the "Transferors").

RECITALS

WHEREAS, Transferors and the Planet Parties are parties to (i) that certain Acquisition Agreement dated December 20, 2019, as amended by Amendment No. 1 dated April 16, 2020 (as amended hereby and as may be further amended, restated, extended, supplemented and/or otherwise modified from time to time, the "Agreement"), and (ii) the other Transaction Documents (as defined in the Agreement, and as amended to date and as may be further amended, restated, extended, supplemented and/or otherwise modified from time to time),

WHEREAS, the Parties desire to make certain amendments to the Agreement and the other Transaction Documents subject to the terms and conditions as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
DEFINITIONS

1.01 **Capitalized Terms**. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement, and the rules of construction set forth in the Agreement shall apply to this Amendment.

ARTICLE II
AMENDMENT TO PURCHASE AGREEMENT

2.01 Amendment of Section 6(l). Section 6(l) of the Agreement is hereby amended to read in its entirety as follows:

(a) Securities Matters.

(i) No Prior Holdings; Acquisition for Investment. None of the Transferors is the registered or beneficial holder of any securities of Parent. The Transferors acknowledge they will be acquiring the Restricted Stock issuable pursuant to this Agreement for investment for their own account and not as nominees or agents, and not with a view to the resale or distribution of any part thereof, and further represent that they have no present intention of selling, granting any participation in, or otherwise distributing the same. The Transferors further represent that they do not have any Contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Restricted

Stock. The Transferors understand that any Restricted Stock issuable hereunder will not be registered under the Securities Act, on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof, and that Parent's reliance on such exemption is predicated on the Transferors' representation set forth herein, including the Transferors' completion and execution of the Questionnaire. The Transferors further understand that any Restricted Stock issuable hereunder will constitute a distribution of securities that is exempt from the prospectus requirement of applicable Canadian Securities Laws.

(ii) Investment Experience. Each Transferor acknowledges that it can bear the economic risk of the investment, and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Restricted Stock. Each Transferor (x) is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act (as amended by Section 413(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and has duly completed and executed the Questionnaire, and (y) agrees that it will not take any action that could negatively impact the availability of the exemption from registration provided by Section 4(a)(2) of the Securities Act with respect to the sale and the issuance of securities hereunder.

(iii) Information. The Transferors have carefully reviewed such information as they have deemed necessary with respect to the Restricted Stock. To the Transferors' full satisfaction, each Transferor has been furnished all materials requested by such Transferor relating to Parent, and the issuance of Restricted Stock hereunder, and each Transferor has been afforded the opportunity to ask questions of representatives of Parent, to obtain any information necessary to verify the accuracy of any representations or information made or given to such Transferor.

(iv) Restricted Securities. The Transferors understand that the Restricted Stock issuable pursuant to this Agreement may not be sold, transferred, or otherwise disposed of without registration under the Securities Act and applicable state and federal securities laws or an exemption therefrom, and that in the absence of an effective registration statement covering the Restricted Stock or any available exemption from registration under the Securities Act and applicable state and federal securities laws, the Restricted Stock must be held indefinitely. Without limitation of the foregoing, the Shares sold to the Parent hereunder by each of Desmet and Sibia have a fair value of not less than CDN$150,000 as of the Closing Date, and each of Desmet and Sibia understands that the Restricted Stock may not be resold under applicable Canadian Securities Laws before the date that is four (4) months plus one (1) day following the Closing Date, is aware that the certificate which he or she shall receive evidencing the Restricted Stock will bear a legend with respect to the resale restrictions under applicable Canadian Securities Laws in substantially the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE.

and, understands that after the date that is four (4) months plus one (1) day following the Closing Date, the Restricted Stock may be resold under applicable Canadian Securities Laws in each Province and Territory of Canada, provided: (i) the trade is not a "control distribution" as defined in National Instrument 45-102 – *Resale of Securities*; (ii) no unusual effort is made to

prepare the market or create a demand for the Restricted Stock; (iii) no extraordinary commission or consideration is paid in respect of such trade; and (iv) if the selling securityholder is an "insider" or "officer" of Parent (as such terms are defined by applicable Canadian Securities Laws), the insider or officer has no reasonable grounds to believe that Parent is in default of applicable Canadian Securities Laws. Unless registered under the Securities Act and applicable state securities laws, the certificates representing the Restricted Stock shall also bear a legend in the following form:

> THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO OR FOR THE BENEFIT OF ANY NATIONAL, CITIZEN OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES, EXCEPT: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH (1) RULE 144 OR (2) RULE 144A UNDER THE SECURITIES ACT AND WITH APPLICABLE STATE SECURITIES LAWS, (D) IN CONNECTION WITH ANOTHER EXEMPTION UNDER THE SECURITIES ACT, OR (E) WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER, UPON THE ISSUER RECEIVING, IN THE CASE OF CLAUSES (C)(1) AND (D) ABOVE, AN OPINION OF COUNSEL FOR THE HOLDER, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Notwithstanding the foregoing, (i) at any time Parent or its successor company is a "foreign issuer", as defined in Rule 902(e) of Regulation S of the Securities Act, if such securities are being sold in accordance with the requirements of Rule 904 of Regulation S of the Securities Act, as referred to above, and in compliance with local Laws and regulations, the legend may be removed by providing a declaration to the Parent's transfer agent for such securities, in the form as may be prescribed by Parent or its successor company from time to time, together with any other evidence, which may include an opinion of counsel of recognized standing reasonably satisfactory to Parent or its successor company to the effect that such legend is no longer required under applicable requirements of the Securities Act, required by Parent or its successor company or such transfer agent; and (ii) if any such securities are being sold pursuant to Rule 144 under the Securities Act, the legend may be removed by delivery to the registrar and transfer agent for such securities of an opinion of counsel of recognized standing reasonably satisfactory to Parent or its successor company to the effect that such legend is no longer required under applicable requirements of the Securities Act or applicable state securities laws.

Each of Desmet and Sibia acknowledges that the Restricted Stock may not be resold under applicable Canadian Securities Laws before the date that is four (4) months

plus one (1) day following the Closing Date, is aware that the certificate which he or she shall receive evidencing the Restricted Stock will bear a legend with respect to the resale restrictions under applicable Canadian Securities Laws in substantially the following form:

> UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE.

and understands that after the date that is four (4) months plus one (1) day following the Closing Date, the Restricted Stock may be resold under applicable Canadian Securities Laws in each Province and Territory of Canada, provided: (i) the trade is not a "control distribution" as defined in National Instrument 45-102 *Resale of Securities*; (ii) no unusual effort is made to prepare the market or create a demand for the Restricted Stock; (iii) no extraordinary commission or consideration is paid in respect of such trade; and (iv) if the selling securityholder is an "insider" or "officer" of Parent (as such terms are defined by applicable Canadian Securities Laws), the insider or officer has no reasonable grounds to believe that Parent is in default of applicable Canadian Securities Laws.

Desmet and Sibia are acquiring the Restricted Stock as principal for their own account and not with a view toward, or for sale in connection with, any distribution thereof, or with any present intention of distributing or selling the Restricted Stock in any Province or Territory of Canada. Each of Desmet and Sibia is an "accredited investor" as defined in National Instrument 45-106 *Prospectus Exemptions* of the Canadian Securities Administrators and is able to bear the economic risk of an investment in the Restricted Stock.

Each of Desmet and Sibia acknowledge that Parent may be required to file a report with the Canadian securities regulatory authorities containing personal information about Desmet and Sibia, including their full names, addresses and telephone numbers, the number and type of securities purchased, the total purchase price paid for the securities, the date of the closing and the exemption relied upon under applicable Canadian Securities Laws.

Each of Desmet and Sibia acknowledges that the Restricted Stock will be legended pursuant to Canadian Securities Laws and may not be resold in each Province and Territory of Canada before the date that is four (4) months plus one (1) day following the Closing Date, is aware that the certificate which he or she shall receive evidencing the Restricted Stock will bear a legend with respect to the resale restrictions under applicable Canadian Securities Laws in substantially the following form:

> UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].

and understand that after the date that is four (4) months plus one (1) day following the

Closing Date, the Restricted Stock may be resold under applicable Canadian Securities Laws in each Province and Territory of Canada, provided: (i) the trade is not a "control distribution" as defined in National Instrument 45-102 *Resale of Securities*; (ii) no unusual effort is made to prepare the market or create a demand for the Restricted Stock; (iii) no extraordinary commission or consideration is paid in respect of such trade; and (iv) if the selling securityholder is an "insider" or "officer" of Parent (as such terms are defined by applicable Canadian Securities Laws), the insider or officer has no reasonable grounds to believe that Parent is in default of applicable Canadian Securities Laws.

(v) Rule 144. Desmet and Sibia understand and acknowledge that (i) if Parent or any successor company is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, other than a Capital Pool Company (as such term is defined in the TSXV Corporate Finance Manual), Rule 144 under the Securities Act may not be available for resales of the Restricted Stock and (ii) Parent is not obligated to make Rule 144 under the Securities Act available for resales of such Restricted Stock.

(vi) No Registration Statement. Desmet and Sibia understand and acknowledge that Parent has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Restricted Stock in the United States.

(vii) Foreign Issuer. Desmet and Sibia understand and acknowledge that Parent or any successor company (i) is not obligated to remain a "foreign issuer" within the meaning of Rule 902(e) of Regulation S of the Securities Act, (ii) may not, at the time the Restricted Stock are resold by it or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause Parent or any successor company not to be a foreign issuer, and if Parent or any successor company is not a foreign issuer at the time of sale or transfer of the Restricted Stock pursuant to Rule 904 of Regulation S of the Securities Act, the certificates representing the Restricted Stock may continue to bear the legend described above.

(viii) Financial Statements. Each Transferor understands and acknowledges that the financial statements of the Corporation have been prepared in accordance with International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

2.02 Revised form of Questionnaire. The Questionnaire attached hereto is hereby substituted for the form of Questionnaire attached to the Agreement as Exhibit D.

2.03 Amendment of Section 11(a)(vii). Section11(a)(vii) of the Agreement is hereby amended to read in its entirety as follows:

(vii) certificates of good standing for Newtonian issued by the Delaware Secretary of State and for Warner issued by the New York Secretary of State no more than thirty (30) days prior to the Closing Date;

2.04 Amendment of Section 11(b)(iii). Section 11(b)(iii) of the Agreement is hereby amended to read in its entirety as follows:

> (iii) a certificate of good standing for Planet Parties issued by the applicable Governmental Authority of each jurisdiction in which such entity is organized, not more than thirty (30) days prior to the Closing Date;

ARTICLE III
NO WAIVER

3.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by the any Party of any covenant or provision of the Agreement, the other Transaction Documents, this Amendment or of any other contract or instrument between the Parties, and the failure of either Party at any time or times hereafter to require strict performance by the other Party of any provision thereof shall not waive, affect or diminish any right of either Party to thereafter demand strict compliance therewith. Each Party hereby reserves all rights granted under the Agreement, the other Transaction Documents, this Amendment and any other contract or instrument between the Parties.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.01 Power and Authority. Each Party has the power and authority to enter this Amendment and the other Transaction Documents to which it is a party and to incur any obligations thereunder. As of the date hereof, the execution, delivery, and performance of this Amendment, and the other Transaction Documents by each Party will have been duly authorized by all necessary corporate, limited liability company, or other entity action (and, if necessary, equity holder action), in each case, to the extent applicable to such Party. The execution, delivery, and performance by each Party of this Amendment, and the other Transaction Documents to which each Party is a party and the consummation of the transactions contemplated by this Amendment and the other Transaction Documents do not violate, conflict with, or cause a breach or default under (a) any applicable law, (b) the corporate charter or articles or certificate of formation, incorporation or organization, bylaws, limited liability company agreement, operating agreement, partnership agreement or other organizational documents of any Party or (c) any agreement or order by which a Party is bound. This Amendment, and the other Transaction Documents are the legally valid and binding obligations of the applicable Party respectively, each enforceable against each party, as applicable, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally or by general principles of equity.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.01 Survival of Representations and Warranties. All representations and warranties made in this Amendment and the other Transaction Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Transaction Documents for a period of twelve (12) months following the Closing Date.

5.02 References to Agreement. Each of the Agreement and the other Transaction Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby

amended so that any reference in the Agreement and such other Transaction Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

5.03 Costs and Expenses. Each Party agrees to pay all costs and expenses incurred by such Party in connection with any and all amendments, modifications, and supplements to the Transaction Documents effected by this Amendment.

5.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of each Party and each of their respective successors and assigns, except that no Party may assign or transfer any of their respective rights or obligations hereunder without such consent as is required under the Agreement.

5.06 Counterparts. This Amendment may be executed and delivered in one or more counterparts (including by PDF or other means of electronic transmission), each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

5.07 Further Assurances. Each Party agrees to execute and deliver such other and further documents and instruments as a Party may request to implement the provisions of this Amendment.

5.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

5.10 Final Agreement. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH OF THE PARTIES HERETO.

5.11 Full Opportunity for Review; No Undue Influence. Each Party has reviewed this Amendment and acknowledges and agrees that it (a) understands fully the terms of this Amendment and the consequences of the issuance hereof, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment with, such attorneys and other Persons as it may wish, and (c) has entered into this Amendment of its own free will and accord and without threat or duress. This Amendment and all information furnished by a Party to another Party is made and furnished in good faith, for value and valuable consideration. This Amendment has not been made or induced by any fraud, duress or undue influence exercised by a Party or any other Person.

[*Signature pages follow.*]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

Planet 13 Holdings, Inc., a Canadian Corporation

By: /s/ Robert Groesbeck
Name: Robert Groesbeck
Title: Co-President

By: /s/ Larry Scheffler
Name: Larry Scheffler
Title: Co-President

BLC Management Company, LLC, a Nevada limited liability company

By: /s/ Robert Groesbeck
Name: Robert Groesbeck
Title: Manager

By: /s/ Larry Scheffler
Name: Larry Scheffler
Title: Manager

Warner Management Group, LLC,
a New York limited liability company

By: /s/ Sarah Sibia
Name: Sarah Sibia
Its: Manager

By: /s/ Sarah Sibia
Name: Sarah Sibia, individually

Newtonian Principles Inc., a Delaware corporation

By: /s/ Kyle Desmet
Name: Kyle Desmet
Its: President

By: /s/ Kyle Desmet
Name: Kyle Desmet, Individually